PROMISSORY NOTE


$7,250,000.00                                             New York, New York
                                                          As of November 1, 1996

                  FOR VALUE RECEIVED CAMELBACK PLAZA DEVELOPMENT L.C., an Arizona limited liability company, as maker, having its principal place of business c/o Performance Industries, Inc., 2425 Camelback Road, Suite 620, Phoenix, Arizona 85016 ("Borrower"), hereby unconditionally promises to pay to the order of BOSTON CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership, as payee, having an address at One Boston Place, Suite 2100, Boston, Massachusetts 02108 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of SEVEN MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($7,250,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate (defined below), and to be paid in installments as follows:

                            ARTICLE 1: PAYMENT TERMS

                  (a) A payment of interest only on November 1, 1996;

                  (b) A constant payment of $60,148.19 on the first day of December, 1996 and on the first day of each calendar month thereafter up to and including the first day of October, 2003;

each of the payments to be applied as follows:

                  (i) first, to the payment of interest computed at the Applicable Interest Rate; and

                  (ii) the balance toward the reduction of the principal sum;

and the balance of the principal sum and all interest thereon shall be due and payable on the first day of November, 2003 (the "Maturity Date"). Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year based on twelve (12) thirty (30) day months except that interest due and payable for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360-day year.


                               ARTICLE 2: INTEREST

                  The term "Applicable Interest Rate" as used in the Security Instrument (defined below) and this Note shall mean an interest rate equal to eight and eighty-six hundredths percent (8.86%) per annum.

                       ARTICLE 3: DEFAULT AND ACCELERATION

                  (a) The whole of the principal sum of this Note, (b) interest, default interest, late charges and other sums, as provided in this Note, the Security Instrument or the Other Security Documents (defined below), (c) all other monies agreed or provided to be paid by Borrower in this Note, the Security Instrument or the Other Security Documents, (d) all sums advanced pursuant to the Security Instrument to protect and preserve the Property (defined below) and the lien and the security interest created thereby, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (a) through (e) above shall collectively be referred to as the "Debt") shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid prior to the tenth (10th) day after the date when due or on the Maturity Date or on the happening of any other default, after the expiration of any applicable notice and grace periods, herein or under the terms of the Security Instrument or any of the Other Security Documents (collectively, an "Event of Default").


                           ARTICLE 4: DEFAULT INTEREST

                  Borrower does hereby agree that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate equal to the lesser of (a) five percent (5%) plus the Applicable Interest Rate and (b) the maximum interest rate which Borrower may by law pay (the "Default Rate"). The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.


                              ARTICLE 5: PREPAYMENT

         (a) The principal balance of this Note may be prepaid, in whole, but not in part, at anytime during the term of the Loan, provided the Borrower has not breached any covenant or agreement of the Borrower in the Instrument. The principal balance of this Note may be prepaid on any scheduled payment date under this Note upon not less than thirty (30) days' prior written notice to Lender specifying the scheduled payment date on which prepayment is to be made (the "Prepayment Date") and the amount which is to be prepaid and upon payment of (a) interest accrued and unpaid on the principal balance of this Note to and including the Prepayment Date, (b) all other sums then due under this Note, the Instrument and any of the other Loan Documents, and (c) a prepayment consideration in an amount equal to the product of (A) the ratio of the amount of the principal balance of the Note being prepaid over the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment

Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such
Prepayment Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate). Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. Notwithstanding the foregoing, Borrower shall have the additional privilege to prepay the entire principal balance of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, the Instrument and any of the other Loan Documents, on any date during the six (6) months preceding the Maturity Date without any fee or consideration for such privilege. If any notice of prepayment is given, the amount specified in such notice and the other sums required under this paragraph shall be due and payable on the Prepayment Date. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by the prepayment consideration due in connection therewith.

         (b) If any notice of prepayment is given under this Section 5, the principal balance of this Note and the other sums required under this prepayment section shall be due and payable on the Prepayment Date. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by all sums due in connection therewith. Notwithstanding anything contained in this Section 5 to the contrary, provided no Event of Default exists, no Prepayment Consideration shall be due in connection with a complete or partial prepayment resulting from the application of insurance proceeds or condemnation awards pursuant to Sections 3.3 and 3.6 of the Security Instrument, but Borrower shall be required to pay all other sums due hereunder.

         (c) If a Default Prepayment (defined below) occurs, Borrower shall pay to Lender the entire Debt, including, without limitation, the Prepayment Consideration.

For purposes of this Note, the term "Default Prepayment" shall mean a prepayment of the principal amount of this Note made after the occurrence of any Event of Default or an acceleration of the Maturity Date under any circumstances, including, without limitation, a prepayment occurring in connection with reinstatement of the Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise.

                               ARTICLE 6: SECURITY

                  This Note is secured by the Security Instrument and the Other Security Documents. The term "Security Instrument" as used in this Note shall mean the deed of trust and security agreement dated the date hereof in the principal sum of $7,250,000.00 given by Borrower to (or for the benefit of) Lender covering the leasehold estate of Borrower in certain premises located in Maricopa County, State (Commonwealth) of Arizona, and other property, as more particularly described therein (collectively, the "Property") and intended to be duly recorded in said County. The term "Other Security Documents" as used in this Note shall mean all and any of the documents other than this Note or the Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of this Note. Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

         All of the terms, covenants and conditions contained in the Security Instrument and the Other Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.


                            ARTICLE 7: SAVINGS CLAUSE

         This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.


                             ARTICLE 8: LATE CHARGE

         If any sum  payable  under  this  Note is not paid  prior to the  tenth
(10th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of the unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Security Instrument and the Other Security Documents.

                            ARTICLE 9: NO ORAL CHANGE

         This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.


                     ARTICLE 10: JOINT AND SEVERAL LIABILITY

         If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.


                               ARTICLE 11: WAIVERS

         Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument or the Other Security Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument or the Other Security Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument or the Other Security Documents. If Borrower is a partnership, the agreements contained herein shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and its partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and effect notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternate or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If Borrower is a limited liability company, the agreements herein contained shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the limited liability company and the term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not be released from any liability. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company which may be set forth in the Security Instrument or any Other Security Document.)

                              ARTICLE 12: TRANSFER

         Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Security Instrument and the Other Security Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.


                       ARTICLE 13: WAIVER OF TRIAL BY JURY

         BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.


                             ARTICLE 14: EXCULPATION

         (a) Except as otherwise provided herein, in the Security Instrument or in the Other Security Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note or the Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Note, the Security Instrument, the Other Security Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by this Note, the Security Instrument and the Other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Note and the Security Instrument, agrees that it shall not, except as otherwise provided in Section 11.10 of the Security Instrument, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with this Note, the Other Security Documents or the Security Instrument. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Other Security Documents or the Security Instrument; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with this Note, the Security Instrument, or the Other Security Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vi) impair the right of Lender to enforce the provisions of Sections 11.10, 13.2, 13.3 and 13.4 of the Security Instrument.

         (b) Notwithstanding the provisions of this Article to the contrary, Borrower and Joseph Hrudka shall be personally liable to Lender for the Losses (as defined in the Security Instrument) it incurs due to: (i) fraud or intentional misrepresentation by Borrower or any other person or entity in connection with the execution and the delivery of this Note, the Security Instrument or the Other Security Documents; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) Borrower's misapplication or misappropriation of tenant security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes (as defined in the Security Instrument), Insurance Premiums (as defined in the Security Instrument), Other Charges (as defined in the Security Instrument) (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of the Security Instrument), charges for labor or materials or other charges that can create liens on the Property; (vi) Borrower's failure to maintain, repair or restore the Property in accordance with the Security Instrument and the Other Security Documents; (vii) Borrower's failure to return or to reimburse Lender for all Personal Property (as defined in the Security Instrument) taken from the Property by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value; (viii) any act of actual waste or arson by Borrower, any principal, affiliate, member or general partner thereof or by any Indemnitor (as defined in the Security Instrument) or Guarantor (as defined in the Security Instrument); (ix) any fees or commissions paid by Borrower to any principal, affiliate, member or general partner of Borrower, Indemnitor or Guarantor in violation of the terms of this Note, the Security Instrument or the Other Security Documents; or (x) Borrower's failure to comply with the provisions of Sections 4.2, 7.1, 12.1 and 12.2 of the Security Instrument.

         (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of Borrower's default under Sections 3.11, 4.3 or 8.1, 8.2, 8.3 or 8.4 of the Security Instrument, or if the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding, or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days of filing.

         (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instrument or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Security Instrument and the Other Security Documents.


                              ARTICLE 15: AUTHORITY

         Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security

Instrument  and the Other  Security  Documents and that this Note,  the Security
Instrument and the Other Security Documents constitute valid and binding obligations of Borrower.


                           ARTICLE 16: APPLICABLE LAW

         This Note shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.


                         ARTICLE 17: SERVICE OF PROCESS

         (a) (i) Borrower will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

                  (ii) Borrower initially and irrevocably designates C.T. Corporation, with offices on the date hereof at 1633 Broadway, New York, New York 10019, to receive for and on behalf of Borrower service of process in New York, New York with respect to this Note.

         (b) With respect to any claim or action arising hereunder or under the Security Instrument or the Other Security Documents, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Note brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) Nothing in this Note will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

                            ARTICLE 18: COUNSEL FEES

         In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.


                               ARTICLE 19: NOTICES

         All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:            Camelback Plaza Development L.C.
                           2401 West 1st Street
                           Tempe, Arizona  85281
                           Attention: James W. Brown
                           Facsimile No. (602) 912-0480

With a copy to:            Ridenour, Swenson, Cleere & Evans, P.C.
                           302 North First Avenue, Suite 900
                           Phoenix, Arizona 85003
                           Attention: Gerard R. Cleere, Esq.
                           Facsimile No. (602) 254-8670

If to Lender:              Boston Capital Mortgage Company Limited Partnership
                           One Boston Place, Suite 2100
                           Boston, Massachusetts 02108
                           Attention: Ms. Kathie Valyeau
                           Facsimile No. (617) 624-8999

With a copy to:            Thacher Proffitt & Wood
                           2 World Trade Center, 40th Floor
                           New York, New York 10048
                           Attention: Donald F. Simone, Esq.
                           Facsimile No. (212) 912-7751

or addressed as such party may from time to time designate by written notice to the other parties.

                  Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  "Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York.


                            ARTICLE 20: MISCELLANEOUS

                  (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         (b) Wherever pursuant to this Note it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether with respect to retained firms, the reimbursement for the expenses of in-house staff, or otherwise.


                             ARTICLE 21: DEFINITIONS

                  The terms set forth below are defined in the following Sections of this Note:

         (a)      Applicable Interest Rate:  Article 2;
                  ------------------------

         (b)      Borrower:  Preamble, Articles 6 and 11;
                  --------

         (c)      Business Day:  Article 19;
                  ------------

         (d)      Calculated Payments:  Article 5, Section (b);
                  -------------------

         (e)      Debt:  Article 3;
                  ----

         (f)      Default Prepayment:  Article 5, Section (d);
                  ------------------

         (g)      Default Rate:  Article 4;
                  ------------

         (h)      Discount Rate:  Article 5, Section (b);
                  -------------

         (i)      Event of Default:  Article 3;
                  ----------------

         (j)      Interest Shortfall Payment:  Article 5, Subsection (a)(ii);
                  --------------------------

         (k)      Lender:  Preamble and Article 6;
                  ------

         (l)      Loan Year:  Article 5, Section (b);
                  ---------

         (m)      Maturity Date:  Article 1, Section (b);
                  -------------

         (n)      Other Security Documents:  Article 6;
                  ------------------------

         (o)      Prepayment Consideration:  Article 5, Subsection (a)(iv);
                  ------------------------

         (p)      Prepayment Date:  Article 5, Section (a);
                  ---------------

         (q)      Property:  Article 6;
                  --------

         (r)      Security Instrument:  Article 6; and
                  -------------------

         (s)      Treasury Rate:  Article 5, Section (b).
                  -------------

         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                        CAMELBACK PLAZA DEVELOPMENT L.C., an
                                        Arizona limited liability company

                                        By:   PERFORMANCE CAMELBACK
                                              DEVELOPMENT CORP., an Arizona
                                              corporation, its managing member


                                              By:  _____________________________
                                                   Name:
                                                   Title:

STATE OF_______          )
                         SS.
COUNTY OF_________       )




                  This instrument was acknowledged before me the undersigned notary public this ____day of_____________, 1996, by______________________as
President of PERFORMANCE CAMELBACK DEVELOPMENT CORP., an Arizona corporation, as Managing Member of CAMELBACK PLAZA DEVELOPMENT, L.C., an Arizona limited liability company with full powers to so do.



                                                        -------------
                                                        Notary Public



My commission expires:___________________

================================================================================

                  CAMELBACK PLAZA DEVELOPMENT L.C., as grantor
                                             (Borrower)

                                       to

                   LAWYERS TITLE OF ARIZONA, INC., as trustee
                                              (Trustee)

                                       and

       BOSTON CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, as beneficiary
                                              (Lender)

                       -----------------------------------

                                DEED OF TRUST AND
                               SECURITY AGREEMENT

                       -----------------------------------


                          Dated: As of November 1, 1996

                          Location:        Camelback Plaza
                                           2621 East Camelback Road
                                           Phoenix, Arizona

                          County:          Maricopa

                          PREPARED BY AND UPON
                          RECORDATION RETURN TO:

                          MESSRS. THACHER PROFFITT & WOOD
                          Two World Trade Center
                          New York, New York  10048

                          Attention:       Donald F. Simone, Esq.

                          File No.:        18001-00003

                          Title No.:  601228

================================================================================

                  THIS DEED OF TRUST AND SECURITY AGREEMENT (the "Security Instrument") is made as of the first day of November, 1996, by CAMELBACK PLAZA DEVELOPMENT L.C., an Arizona limited liability company, having its principal place of business c/o Performance Industries, Inc., 2425 Camelback Road, Suite 620, Phoenix, Arizona 85016, as grantor ("Borrower") and LAWYERS TITLE OF ARIZONA, INC., an Arizona corporation, having its principal place of business at 40 East Mitchell Drive, Phoenix, Arizona 85011, as trustee ("Trustee") for the benefit of BOSTON CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership, having its principal place of business at One Boston Place, Suite 2100, Boston, Massachusetts 02108 as beneficiary ("Lender").


                                    RECITALS:

                  Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum of SEVEN MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($7,250,000.00) in lawful money of the United States of America (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

                  Borrower desires to secure the payment of the Debt (as defined in Article 2) and the performance of all of its obligations under the Note and the Other Obligations (as defined in Article ).


                         Article 1 - GRANTS OF SECURITY

                  Section 1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee, its successors and assigns, for the benefit of Lender, and grant a security interest to Lender and Trustee in, the following property, rights, interests and estates (including the leasehold interest in the Land (defined below) created by that certain instrument dated December 15, 1976 between Bill J. Davis, Betty Davis and Ida E. Davis, as owner ("Owner") and Douglas P. Simpson and Janice C. Simpson, d/b/a Bayshore Development Company, as tenant recorded on February 3, 1977 in Docket 12063 at Page 1032, as amended and assigned (the "Ground Lease")); now owned, or hereafter acquired by Borrower (collectively, the "Property"):

                           (a) Land.  The real  property  described in Exhibit A
                  attached hereto and made a part hereof (the "Land");

                           (b) Additional  Land. All additional  lands,  estates
                  and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

                           (c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements");

                           (d) Easements.  All easements,  rights-of-way or use,
                  rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements under and by virtue of the Ground Lease and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements under and by virtue of the Ground Lease and every part and parcel thereof, with the appurtenances thereto;

                           (e) Fixtures and Personal  Property.  All  machinery,
                  equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

                           (f) Leases and Rents. All leases and other agreements
                  affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into (the "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                           (g) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

                           (h) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

                           (i) Tax Certiorari.  All refunds,  rebates or credits
                  in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

                           (j) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

                           (k) Rights.  The right,  in the name and on behalf of
                  Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

                           (l) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

                           (m) Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

                           (n) The Ground Lease and the leasehold estate created
                  thereby;

                           (o) all modifications, extensions and renewals of the
                  Ground Lease and all credits, deposits, options, privileges and rights of Borrower as tenant under the Ground Lease, including, but not limited to, the right, if any, to renew or extend the Ground Lease for a succeeding term or terms;

                           (p) all the  estate,  right,  title,  claim or demand
                  whatsoever  of  Borrower  either  in  law  or  in  equity,  in possession or expectancy, of, in and to the Land or the Improvements or any part thereof, and Borrower's right, as tenant under the Ground Lease, to elect under Section 365(h)(1) of Title 11 U.S.C.A. Section 101 et seq. (the "Bankruptcy Code") to terminate or treat the Ground Lease as terminated in the event of a bankruptcy, reorganization or insolvency of the Owner or the rejection of the Ground Lease by the Owner, as debtor in possession or by a trustee in bankruptcy, pursuant to Section 365 of the Bankruptcy Code; and

                           (q) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (p) above.

                  Section 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender and Trustee Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section and Section , Lender and Trustee grants to Borrower a revocable license to collect and receive the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

                  Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender and Trustee, as security for the Obligations (defined in Section ), a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

                  Section 1.4 PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section ), Net Proceeds (as defined in Section 4.4) and condemnation awards or payments described in Section 3.6, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                               CONDITIONS TO GRANT

                  TO HAVE AND TO HOLD the Ground Lease and the renewals therein provided for, and the above granted and described Property unto and to the use and benefit of Lender and Trustee, and the successors and assigns of Lender and Trustee, forever;

                  IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Agreement, and with respect to that portion of the Land subject to the Ground Lease, for and during the rest, residue and remainder of the term of years yet to come and unexpired in the

Ground Lease and the renewals therein provided for; subject nevertheless to the rents, covenants, conditions and provisions in the Ground Lease.

                  PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.


                    Article 2 - DEBT AND OBLIGATIONS SECURED

                  Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"):

                  (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America;

                  (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument or the Other Security Documents (defined below);

                  (c) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, this Security Instrument or the Other Security Documents;

                  (d) the payment of all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

                  (e) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

                  Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article are also given for the purpose of securing the following (the "Other Obligations"):

                  (a) the performance of all other obligations of Borrower contained herein;

                  (b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lender which is for the purpose of further securing the obligations secured hereby, and any amendments, modifications and changes thereto; and

                  (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the Other Security Documents.

                  Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

                  Section 2.4 PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (defined below).


                         Article 3 - BORROWER COVENANTS

                  Borrower covenants and agrees that:

                  Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

                  Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note (the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

                  Section 3.3 INSURANCE.

                  (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

                           (i)   comprehensive   all  risk   insurance   on  the
                  Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case
                  (A) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings)
                  with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Note; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) providing for no deductible in excess of $100,000; and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twelve (12) calendar months) at the request of Lender by an appraiser or contractor designated and paid by Borrower and approved by Lender, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Lender to request any such ascertainment shall relieve Borrower of any of its obligations under this Subsection;

                           (ii) commercial  general liability  insurance against
                  claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than $2,000,000; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and
                  (5) contractual liability covering the indemnities contained in Article hereof to the extent the same is available;

                           (iii) business income insurance (A) with loss payable
                  to Lender; (B) covering all risks required to be covered by the insurance provided for in Subsection (a)(i); (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) in an amount equal to 100% of the projected gross income from the Property for a period of twelve (12) months. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding twelve-month period. All insurance proceeds payable to Lender pursuant to this Subsection shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

                           (iv)   at   all   times   during   which   structural
                  construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection (a)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection (a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

                           (v) workers'  compensation,  subject to the statutory
                  limits of the state in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable);

                           (vi) comprehensive boiler and machinery insurance, if
                  applicable, in amounts as shall be reasonably required by Lender;

                           (vii) flood  hazard  insurance  if any portion of the
                  Improvements is currently or at any time in the future located in a federally designated "special flood hazard area"; and

                           (viii) such other  insurance  and in such  amounts as
                  Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

                           (b) All insurance provided for in Subsection (a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), in such forms and, from time to time after the date hereof, in such amounts as may from time to time be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located and approved by Lender. The insurance companies must have a general policy rating of A or better and a financial class of VI or better by A.M. Best Company, Inc., and if there are any Securities (defined in Section 19.1 below) issued which have been assigned a rating by a credit rating agency approved by Lender (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities (each such insurer shall be referred to below as a "Qualified Insurer"). Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection (a), certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums"), shall be delivered by Borrower to Lender; provided, however, that in the case of renewal Policies, Borrower may furnish Lender with binders therefor to be followed by the original Policies when issued.

                           (c) Borrower shall not obtain (i) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is approved in advance in writing by Lender and Lender's interest is included therein as provided in this Security Instrument and such Policy is issued by a Qualified Insurer, or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Subsection (a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection (a). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection (a).

                  (d) All Policies of insurance provided for or contemplated by Subsection (a), except for the Policy referenced in Subsection (a)(v), shall name Lender and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, and flood insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

                  (e) All Policies of insurance provided for in Subsection (a) shall contain clauses or endorsements to the effect that:

                           (i) no act  or  negligence  of  Borrower,  or  anyone
                  acting for Borrower, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

                           (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or cancelled without at least 30 days' written notice to Lender and any other party named therein as an insured; and

                           (iii) each  Policy  shall  provide  that the  issuers
                  thereof shall give written notice to Lender if the Policy has not been renewed thirty (30) days prior to its expiration; and

                           (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

                           (f) Borrower shall furnish to Lender, on or before thirty (30) days after the close of each of Borrower's fiscal years, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

                           (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest in accordance with Section
         10.3 hereof.

                           (h) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "Restoration") and otherwise in accordance with Section of this Security Instrument. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance.

                       Section 3.4 PAYMENT OF TAXES, ETC.

                  (a) Borrower shall promptly pay all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property as same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

                  (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (vi) Borrower shall have deposited with Lender adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, and (vii) Borrower shall have furnished the security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon.

                  Section 3.5 ESCROW FUND. In addition to the initial deposits with respect to Taxes and Insurance Premiums made by Borrower to Lender on the date hereof to be held by Lender in escrow, Borrower shall pay to Lender on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (a) and (b) above shall be called the "Escrow Fund"). Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections and hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections and hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower. With respect to that portion of the Land subject to the Ground Lease, compliance by Borrower with any provisions of the Ground Lease relating to the deposit of funds by Borrower for the payment of all taxes, assessments, water and sewer rents and/or insurance premiums shall constitute compliance with this
Section 3.5 to the extent such Ground Lease provisions cover each of said items; provided that Borrower shall in any event be required to deliver to Lender evidence of such payments and receipted bills for all such items.

                  Section 3.6 CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Lender may apply any award or payment to the reduction or discharge of the Debt whether or not then due and payable. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

                  Section 3.7 LEASES AND RENTS.

                  (a) Except as otherwise consented to by Lender, all Leases shall be written on the standard form of lease which shall have been approved by Lender. Upon request, Borrower shall furnish Lender with executed copies of all Leases. No material changes may be made to the Lender-approved standard lease without the prior written consent of Lender. In addition, all renewals of Leases and all proposed Leases shall provide for rental rates and terms comparable to existing local market rates and terms and shall be arms-length transactions with bona fide, independent third party tenants. All proposed Leases and renewals of existing Leases (other than residential Leases relating to a residential multifamily property) shall be subject to the prior approval of Lender and its counsel, at Borrower's expense. All Leases shall provide that they are subordinate to this Security Instrument and that the lessee agrees to attorn to Lender. Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed, short of termination thereof; provided however, with respect to multifamily residential property, a residential Lease may be terminated in the event of a default by the tenant thereunder; (iv) shall not collect any of the Rents more than one (1) month in advance; (v) shall not execute any other assignment of the lessor's interest in any of the Leases or the Rents; (vi) shall not alter, modify or change the terms of any Leases without the prior written consent of Lender, or cancel or terminate any Leases or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Land or of any interest therein so as to effect a merger of the estates and rights of or a termination or diminution of the obligations of, lessees thereunder; (vii) shall not alter, modify or change the terms of any guaranty, letter of credit or other credit support with respect to any of the Leases (the "Lease Guaranty") or cancel or terminate such Lease Guaranty without the prior written consent of Lender; and (viii) shall not consent to any assignment of or subletting under any Leases not in accordance with their terms, without the prior written consent of Lender.

                  (b) Notwithstanding the provisions of Subsection (a) above, renewals of existing Leases and Leases for commercial space for in-line stores (as determined by Lender) shall not be subject to the prior approval of Lender provided all of the following conditions are satisfied: (i) the rental income pursuant to the renewal or proposed Lease is not more than ten percent (10%) of the total rental income for the in-line stores, (ii) the renewal or proposed Lease covers less than ten percent (10%) of the in-line store space, in the aggregate, (iii) the renewal or proposed Lease shall have a lease term not to exceed eight (8) years including options to renew, (iv) no rent credits, free rents or concessions have been granted under the renewal or proposed Lease, (v) the renewal or proposed Lease shall provide for rental rates and terms comparable to existing local market rates and terms, (vi) the renewal or proposed Lease shall be an arms-length transaction with a bona fide, independent third party tenant and (vii) the renewal or proposed Lease shall satisfy other criteria as shall be required by Lender in its sole discretion. Borrower shall deliver to Lender copies of all Leases which are entered into pursuant to this Subsection (b) together with Borrower's certification that it has satisfied all of the conditions of the preceding sentence within thirty (30) days after the execution of the Lease.

                  (c) To the extent permitted by law, Borrower shall promptly deposit with Lender any and all monies representing security deposits under the Leases, whether or not Borrower actually received such monies (the "Security Deposits"). Lender shall hold the Security Deposits in accordance with the terms of the respective Lease, and shall only release the Security Deposits in order to return a tenant's Security Deposit to such tenant if such tenant is entitled to the return of the Security Deposit under the terms of the Lease and is not otherwise in default under the Lease. To the extent required by Applicable Laws (defined below), Lender shall hold the Security Deposits in an interest bearing account selected by Lender in its sole discretion. In the event Lender is not permitted by law to hold the Security Deposits, Borrower shall deposit the Security Deposits into an account with a federally insured institution as approved by Lender.

                  Section 3.8 MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender. Notwithstanding the provisions of the Ground Lease, Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender.

                  Section 3.9 WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

                  Section 3.10 COMPLIANCE WITH LAWS.

                  (a) Borrower shall promptly comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting or which may be interpreted to affect the Property, or the use thereof ("Applicable Laws").

                  (b) Borrower shall from time to time, upon Lender's request, provide Lender with evidence satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws.

                  (c) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property, Borrower shall not alter the Property in any manner which would increase Borrower's responsibilities for compliance with Applicable Laws without the prior written approval of Lender. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

                  (d) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

                  Section 3.11 BOOKS AND RECORDS.

                  (a) Borrower and any Guarantors (defined in Subsection (f)) and Indemnitor(s) (defined in Subsection (q)), if any, shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

                           (i) quarterly  certified  rent rolls signed and dated
                  by Borrower, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within twenty (20) days after the end of each calendar quarter;

                           (ii) quarterly operating  statements of the Property,
                  prepared and certified by Borrower in the form required by Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest) and major capital improvements for that quarter and containing appropriate year to date information, within thirty (30) days after the end of each fiscal quarter;

                           (iii) an annual  operating  statement of the Property
                  detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Borrower in the form required by Lender, or if required by Lender, an audited annual operating statement prepared and certified by an independent certified public accountant acceptable to Lender, within ninety (90) days after the close of each fiscal year of Borrower;

                           (iv) an  annual  balance  sheet and  profit  and loss
                  statement of Borrower in the form required by Lender, prepared and certified by the respective Borrower, Guarantors and/or Indemnitor(s), or if required by Lender, audited financial statements prepared by an independent certified public accountant acceptable to Lender, within sixty (60) days after the close of each fiscal year of Borrower, Guarantors and Indemnitor(s), as the case may be;

                           (v) an annual operating budget presented on a monthly
                  basis consistent with the annual operating statement described above for the Property, including cash flow projections for the upcoming year, and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each fiscal year; and

                           (vi) annual year-end  certified rent rolls signed and
                  dated by Borrower, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within thirty (30) days after the end of each calendar year.

                  To the extent any of the foregoing documents are required to be certified, such certification may come from the Property manager.

                  (b) Upon request from Lender, Borrower, its affiliates, any Guarantor and any Indemnitor shall furnish in a timely manner to
         Lender:

                           (i) a property  management  report for the  Property,
                  showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender, in reasonable detail and certified by Borrower (or an officer, general partner, member or principal of Borrower if Borrower is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

                           (ii) an accounting  of all security  deposits held in
                  connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

                  (c) Borrower, its affiliates, any Guarantor and any Indemnitor shall furnish Lender with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender.

                  (d) Borrower, its affiliates, any Guarantor and any Indemnitor shall furnish to Lender and its agents convenient facilities for the examination and audit of any such books and records.

                  Section 3.12 PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below).

                  Section 3.13 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.


                  Section 3.14 OWNER'S BANKRUPTCY. Borrower shall not, in any event, including the bankruptcy, reorganization or insolvency of Borrower or Owner, (i) surrender its leasehold estate created under the Ground Lease, or any portion thereof, nor terminate, cancel or acquiesce in the rejection of the Ground Lease; or (ii) modify, change, supplement, alter or amend the Ground Lease in any respect, either orally or in writing. Borrower does hereby expressly release, assign, relinquish and surrender unto the Lender all its right, power and authority to terminate, cancel, acquiesce in the rejection of, modify, change, supplement, alter or amend the Ground Lease in any respect, either orally or in writing, at any time, including in the event of the bankruptcy, reorganization or insolvency of Borrower or Owner under the

Ground Lease, and any attempt on the part of Borrower to exercise any such right without the consent of the Lender shall be null and void. Notwithstanding the foregoing, in the event of a threatened termination of the Ground Lease due to the bankruptcy, reorganization or insolvency of Borrower, Borrower shall, at Lender's election, absolutely assign to Lender, in lieu of such termination, all of Borrower's right, title and interest in and to the Ground Lease.

                  In the event the Ground Lease is rejected by Owner, as debtor in possession, or by a trustee for Owner, pursuant to Section 365 of the Bankruptcy Code, Borrower shall not exercise its right to elect under Section 365(h)(1) of the Bankruptcy Code to terminate or treat the Ground Lease as terminated. Any such election made shall be null and void. In any event, Borrower hereby waives, for the benefit of the Lender, its successors and assigns only, and not enforceable by anyone else, the provisions of section 365 of the Bankruptcy Code, or of any statute or rule of law now or hereafter in effect which gives or purports to give Borrower any right of election to terminate the Ground Lease, to acquiesce in the termination of the Ground Lease or to surrender possession of the Property in the event of the bankruptcy, reorganization or insolvency of Borrower or any other party including, without limitation, Owner.

                          Article 4 - SPECIAL COVENANTS

         Borrower covenants and agrees that:

                  Section 4.1 PROPERTY USE. The Property shall be used only for a retail complex and uses incidental thereto, and for no other use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

                  Section 4.2 ERISA.

                  (a) It shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA;
         (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                           (A) Equity interests in Borrower are publicly offered
                  securities,    within   the   meaning   of   29   C.F.R.   ss.
                  2510.3-101(b)(2);

                           (B) Less than 25 percent of each outstanding class of
                  equity  interests  in  Borrower  are  held  by  "benefit  plan investors" within the meaning of 29 C.F.R. ss. 2510.3-101(f)(2); or

                           (C) Borrower qualifies as an "operating company" or a
                  "real estate operating company" within the meaning of 29 C.F.R. ss. 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

                  Section 4.3 SINGLE PURPOSE ENTITY. It has not and shall not:

                  (a) engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto;

                  (b) acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property;

                  (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

                  (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement, Articles or Certificate of Incorporation, Articles of Organization or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Note or under the Other Security Documents;

                  (e) own any subsidiary or make any investment in, any person or entity without the consent of Lender;

                  (f) commingle its assets with the assets of any of its members, general partners, affiliates, principals or of any other person or entity;

                  (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except for trade payables in the ordinary course of its business of owning and operating the Property, provided that such debt is paid when due;

                  (h) become insolvent and fail to pay its debts and liabilities from its assets as the same shall become due;

                  (i) fail to maintain its records, books of account and bank accounts separate and apart from those of the members, general partners, principals and affiliates of

         Borrower, the affiliates of a member, general partner or principal of Borrower, and any other person or entity;

                  (j) enter into any contract or agreement with any member, general partner, principal or affiliate of Borrower, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any member, general partner, principal or affiliate of Borrower, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof;

                  (k) seek the dissolution or winding up in whole, or in part, of Borrower;

                  (l) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any member, general partner, principal or affiliate of Borrower, or any member, general partner, principal or affiliate thereof or any other person;

                  (m) hold itself out to be responsible for the debts of another person;

                  (n) make any loans or advances to any third party, including any member, general partner, principal or affiliate of Borrower, or any member, general partner, principal or affiliate thereof;

                  (o) fail to file its own tax returns;

                  (p) agree to, enter into or consummate any transaction which would render Borrower unable to furnish the certification or other evidence referred to in Section (b) hereof;

                  (q) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any member, general partner, principal or affiliate of Borrower, or any member, general partner, principal or affiliate thereof);

                  (r)  fail  to  maintain   adequate   capital  for  the  normal
         obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or

                  (s) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

                  Section 4.4 RESTORATION. The following provisions shall apply in connection with the Restoration of the Property:

                  (a) If the Net Proceeds (defined below) shall be less than $25,000 and the costs of completing the Restoration shall be less than $25,000, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Subsection
         (b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument.

                  (b) If the Net Proceeds are equal to or greater than $25,000 or the costs of completing the Restoration is equal to or greater than $25,000, Lender shall make the net amount of all insurance proceeds received by Lender pursuant to Subsections (a)(i), (iv), (vi) and (vii) of this Security Instrument as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same (the "Net Proceeds") available for the Restoration in accordance with the provisions of this Subsection (b).

                         (i) The Net Proceeds shall be made available to Borrower for the Restoration provided that each of the following conditions are met:

                                    (A) no Event of Default  shall have occurred
                           and be continuing under the Note, this Security Instrument or any of the Other Security Documents;

                                    (B) less  than  fifty  percent  (50%) of the
                           total floor area of the Improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty;

                                    (C)  Leases  demising  in the  aggregate  at
                           least 50% of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty shall remain in full force and effect during and after the completion of the Restoration;

                                    (D) Borrower shall commence the  Restoration
                           as soon as reasonably practicable (but in no event later than thirty (30) days after such damage or destruction occurs) and shall diligently pursue the same to satisfactory completion;

                                    (E)  Lender  shall  be  satisfied  that  any
                           operating deficits which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Subsection (a)(iii), or (3) by other funds of Borrower;

                                    (F) Lender shall be satisfied that, upon the
                           completion of the Restoration, the gross cash flow and the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the

                           Note at a coverage ratio (after deducting all required reserves as required by Lender from net operating income) of at least 1.3 to 1.0, which coverage ratio shall be determined by Lender in its sole and absolute discretion on the basis of the Applicable Interest Rate (as defined in the Note);

                                    (G)  Lender  shall  be  satisfied  that  the
                           Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date (as defined in the Note), (2) six (6) months after the occurrence of such fire or other casualty, (3) the earliest date required for such completion under the terms of any Leases which are required in accordance with the provisions of this Subsection (b) to remain in effect subsequent to the occurrence of such fire or other casualty and the completion of the Restoration or under the terms of [specify key Leases] or (4) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty;

                                    (H) the Property  and the use thereof  after
                           the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations; and

                                    (I)  the  Restoration   shall  be  done  and
                           completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Laws (defined below).

                           (ii) The Net  Proceeds  shall be held by Lender  and,
                  until disbursed in accordance with the provisions of this Subsection (b), shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

                           (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Casualty Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

                           (iv) In no event shall  Lender be  obligated  to make
                  disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "Casualty Retainage" as used in this Subsection (b) shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until such time as the Casualty Consultant certifies to Lender that Net Proceeds representing 50% of the required Restoration have been disbursed. There shall be no Casualty Retainage with respect to costs actually incurred by Borrower for work in place in completing the last 50% of the required Restoration. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection (b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection (b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

                           (v)   Lender   shall   not  be   obligated   to  make
                  disbursements of the Net Proceeds more frequently than once every calendar month.

                           (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection
                  (b) shall constitute additional security for the Obligations.

                           (vii) The excess, if any, of the Net Proceeds and the
                  remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection (b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any of the Other Security Documents.

                  (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection (b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.


                   Article 5 - REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender that:

                  Section 5.1 WARRANTY OF TITLE. Borrower has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that Borrower possesses an unencumbered leasehold estate in the Land and the Improvements created by and pursuant to the provisions of the Ground Lease and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions"). In addition, Borrower represents and warrants that (a) the Ground Lease is in full force and effect and has not been modified or amended in any manner whatsoever, (b) there are no defaults under the Ground Lease and no event has occurred, which but for the passage of time, or notice, or both, would constitute a default under the Ground Lease, (c) all rents, additional rents and other sums due and payable under the Ground Lease have been paid in full, and (d) neither Borrower nor the landlord under the Ground Lease has commenced any action or given or received any notice for the purpose of terminating the Ground Lease. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender and/or Trustee against the claims of all persons whomsoever.

                  Section 5.2 AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

                  Section 5.3 LEGAL STATUS AND AUTHORITY. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Other Security Documents.

                  Section 5.4 VALIDITY OF DOCUMENTS. (a) The execution, delivery and performance of the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the corporate/partnership/company power of Borrower; (ii) have been authorized by all requisite corporate/partnership/company action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership or trust agreement, articles of organization, operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected;
(v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower.

                  Section 5.5 LITIGATION. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against, or affecting, Borrower, a Guarantor, if any, an Indemnitor, if any, or the Property.

                  Section 5.6 STATUS OF PROPERTY.

                  (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section hereof.

                  (b) Borrower has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

                  (c) The Property and the present and contemplated use and occupancy thereof are in full compliance with all applicable zoning ordinances, building codes, land use and environmental laws and other similar laws.

                  (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

                  (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

                  (f) The Property is served by public water and sewer systems.

                  (g) The Property is free from damage caused by fire or other casualty.

                  (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

                  (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

                  (j) All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

                  Section 5.7 NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Sections 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

                  Section 5.8 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

                  Section 5.9 ERISA COMPLIANCE.

                  (a) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

                  (b) As of the date hereof and throughout the term of this Security Instrument (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

                  Section  5.10  LEASES.  (a)  Borrower is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable; (c) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender; (d) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (e) none of the Rents have been collected for more than one (1) month in advance; (f) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; and (g) there exist no offsets or defenses to the payment of any portion of the Rents.

                  Section 5.11 FINANCIAL CONDITION. (a) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (b) it has received reasonably equivalent value for the granting of this Security Instrument.

                  Section 5.12 BUSINESS PURPOSES. The loan evidenced by the Note secured by the Security Instrument and the Other Security Documents (the "Loan") is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

                  Section 5.13 TAXES. Borrower, any Guarantor and any Indemnitor have filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Borrower, any Guarantor nor any Indemnitor knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

                  Section 5.14 MAILING ADDRESS. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

                  Section 5.15 NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the Loan submitted to Lender (the "Loan Application") and in all financing statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application or in satisfaction of the terms thereof, are accurate, complete and correct in all respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

                  Section 5.16 DISCLOSURE. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

                  Section 5.17 THIRD PARTY REPRESENTATIONS. Each of the representations and the warranties made by each Guarantor and Indemnitor herein or in any Other Security Document(s) is true and correct in all material respects.


                      Article 6 - OBLIGATIONS AND RELIANCES

                  Section 6.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

                  Section 6.2 NO RELIANCE ON LENDER. The members, general partners, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

                  Section 6.3 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of Subsections (f) and (l) or Section , Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

                  (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

                  Section 6.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5.


                         Article 7 - FURTHER ASSURANCES

                  Section 7.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

                  Section 7.2 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender and Trustee the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section
 .

                  Section 7.3 CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP LAWS.

                  (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the
         Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

                  (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

                  (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

                  Section 7.4 ESTOPPEL CERTIFICATES.

                  (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (v) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or the Security Instrument, (vi) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (vii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (viii) that all Leases are in full force and effect and (provided the Property is not a residential multifamily property) have not been modified (or if modified, setting forth all modifications), (ix) the date to which the Rents thereunder have been paid pursuant to the Leases, (x) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default under the

         Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, (xi) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

                  (b) Borrower shall deliver to Lender, promptly upon request, duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

                  (c) Upon any transfer or proposed transfer contemplated by Section hereof, at Lender's request, Borrower, any Guarantors and any Indemnitor(s) shall provide an estoppel certificate to the Investor (defined in Section ) or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may require.

                  Section 7.5 FLOOD INSURANCE.  After Lender's request, Borrower
shall  deliver   evidence   satisfactory  to  Lender  that  no  portion  of  the
Improvements is situated in a federally designated "special flood hazard area."

                  Section 7.6 SPLITTING OF SECURITY INSTRUMENT. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

                  Section  7.7  REPLACEMENT   DOCUMENTS.   Upon  receipt  of  an
affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Security Document, Borrower will issue, in lieu thereof, a replacement Note or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Security Document in the same principal amount thereof and otherwise of like tenor.


                       Article 8 - DUE ON SALE/ENCUMBRANCE

                  Section 8.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its members, general partners, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the loan secured hereby, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

                  Section 8.2 NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred.

                  Section 8.3 SALE/ENCUMBRANCE DEFINED. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8 shall be deemed to include, but not limited to,
(a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower, any Guarantor, any Indemnitor, or any general partner or member of Borrower, any Guarantor or any Indemnitor is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders; (d) if Borrower, any Guarantor or any Indemnitor or any general partner or member of Borrower, any Guarantor or any Indemnitor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner or the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest; and (e) if Borrower, any Guarantor, any Indemnitor or any general or member of Borrower, any Guarantor or any Indemnitor is a limited liability company, the change, removal or resignation of a managing member or the transfer of the membership interest of any managing member or any profits or proceeds relating to such membership interest. Notwithstanding the foregoing, the following transfer shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8: transfer by devise or descent or by operation of law upon the death of a member, partner or stockholder of Borrower, any Guarantor or any Indemnitor or any general partner or member thereof.

                  Section 8.4 LENDER'S RIGHTS. Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, payment of a transfer fee of not less than one percent (1%) of the principal balance of the Note and all of Lender's expenses incurred in connection with such transfer, the approval by a Rating Agency of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in Section hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.


                             Article 9 - PREPAYMENT

                  Section 9.1 PREPAYMENT BEFORE EVENT OF DEFAULT. The Debt may be prepaid only in strict accordance with the express terms and conditions of the Note including the payment of any prepayment consideration.

                  Section 9.2 PREPAYMENT ON CASUALTY AND CONDEMNATION. Provided no Event of Default exists under the Note, this Security Instrument or the Other Security Documents, in the event of any prepayment of the Debt pursuant to the terms of Sections or hereof, no Prepayment Consideration (defined in the Note) shall be due in connection therewith, but Borrower shall be responsible for the Interest Shortfall Payment (defined in the Note), if any, and all other amounts due under the Note, this Security Instrument and the Other Security Documents.

                  Section 9.3 PREPAYMENT AFTER EVENT OF DEFAULT. If a Default Prepayment (defined below) occurs, Borrower shall pay to Lender the entire Debt, including without limitation, the following amounts:

                  (a) if the Default Prepayment occurs prior to the time when prepayment of the principal balance of the Note is permitted, an amount equal to the sum of (i) the present value of the interest payments which would have accrued on the principal balance of the Note (outstanding as of the date of such Default Prepayment) at the Applicable Interest Rate (as defined in the Note) from the date of such Default Prepayment to the first day prepayment is permitted pursuant to the Note discounted at a rate equal to the Treasury Rate (as defined in the Note) except that such Treasury Rate shall be based on the U.S. Treasury constant maturity most nearly approximating the date upon which prepayment is first permitted pursuant to the Note, and (ii) the Prepayment Consideration (defined in the Note) which would have been payable to Lender as of the first day of the [third (3rd)] Loan Year (as defined in the Note) based on the Treasury Rate in effect at the time of such Default Prepayment; and

                  (b) if the Default Prepayment occurs at a time when prepayment of the principal balance of the Note is permitted, the Prepayment Consideration and the Interest Shortfall Payment (defined in the Note), if applicable.

For purposes of this Section 9.3, the term "Default Prepayment" shall mean a prepayment of the principal amount of the Note made after the occurrence of any Event of Default or an acceleration of the Maturity Date (as defined in the Note) under any circumstances, including, without limitation, a prepayment occurring in connection with reinstatement of this Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise.


                              Article 10 - DEFAULT

                  Section 10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

                  (a) if any  portion of the Debt is not paid prior to the tenth
         (10th) day after the same is due or if the entire Debt is not paid on or before the Maturity Date;

                  (b) if any of the Taxes or Other Charges is not paid when the same is due and payable except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument;

                  (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender upon request;

                  (d) if the Property is subject to actual waste or hazardous nuisance;

                  (e) if Borrower violates or does not comply with any of the provisions of Sections and and Articles 8, and ;

                  (f) if any representation or warranty of Borrower, any Indemnitor or any person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument (a "Guarantor"), or any member, general partner, principal or beneficial owner of any of the foregoing, made herein or in the Environmental Indemnity (defined below) or any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

                  (g) if (i) Borrower or any managing  member or general partner of Borrower, or any Guarantor or Indemnitor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall make a general assignment for the benefit of its creditors; or
         (ii) there shall be commenced against Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or
         (iv) the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence  in,  any of the acts set forth in clause  (i),  (ii),  or
         (iii) above; or (v) the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                  (h) if Borrower shall be in default under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument;

                  (i) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days;

                  (j) if any federal tax lien is filed against Borrower, any member or general partner of Borrower, any Guarantor, any Indemnitor or the Property and same is not discharged of record within thirty (30) days after same is filed;

                  (k) if Borrower fails to cure promptly any violations of Applicable Laws;

                  (l) if any condemnation  proceeding is instituted which would,
         in  Lender's  reasonable  judgment,   materially  impair  the  use  and
         enjoyment of the Property for its intended purposes;

                  (m) if (i) Borrower fails to timely provide Lender with the written certification and evidence referred to in Section hereof, or
         (ii) Borrower consummates a transaction which would cause the Security Instrument or Lender's exercise of its rights under this Security Instrument, the Note or the Other Security Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute;

                  (n) if Borrower shall fail to reimburse Lender on demand, with interest calculated at the Default Rate, for all Insurance Premiums or Taxes, together with interest and penalties imposed thereon, paid by Lender pursuant to this Security Instrument;

                  (o) if Borrower shall fail to deliver to Lender, after request by Lender, the estoppel certificates required pursuant to the terms of Subsections (a) and (c);

                  (p) if Borrower shall fail to deliver to Lender, after request by Lender, the statements referred to in Section in accordance with the terms thereof;

                  (q) if any default occurs under that certain environmental indemnity agreement dated the date hereof given by Borrower and Joe Hrudka ("Indemnitor(s)") to Lender (the "Environmental Indemnity") and such default continues after the expiration of applicable notice and grace periods, if any;

                  (r) if any default occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, if any; or

                  (s) if for more than ten (10) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security Instrument or the Other Security Documents in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty
         (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days.

                  (t) if Borrower shall fail in the payment of any rent, additional rent or other charge mentioned in or made payable by the Ground Lease when said rent or other charge is due and payable; or

                  (u) if there shall occur any default by Borrower, as lessee under the Ground Lease, in the observance or performance of any term, covenant or condition of the Ground Lease on the part of Borrower; to be observed or performed, and said default is not cured within ten (10) days prior to the expiration of any applicable grace period therein provided, or if any one or more of the events referred to in the Ground Lease shall occur which would cause the Ground Lease to terminate without notice or action by the landlord under the Ground Lease or which would entitle the landlord under the Ground Lease to terminate the Ground Lease and the term thereof by giving notice to Borrower, as tenant thereunder, or if the leasehold estate created by the Ground Lease shall be surrendered or the Ground Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever, or if any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered, or amended without the consent of Lender, or if Borrower shall fail to exercise any option to renew the Ground Lease contained therein or shall fail or neglect to pursue diligently all actions necessary to exercise such renewal rights pursuant to the terms of the Ground Lease.

                  Section 10.2 LATE PAYMENT CHARGE. If any monthly installment of principal and interest is not paid prior to the tenth (10th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid portion of the outstanding monthly installment of principal and interest then due or the maximum amount permitted by applicable law, to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by this Security Instrument and the Other Security Documents.

                  Section 10.3 DEFAULT INTEREST. Borrower will pay, from the date of an Event of Default through the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full, interest on the unpaid principal balance of the Note at a per annum rate equal to the lesser of (a) five percent (5%) plus the Applicable Interest Rate (as defined in the Note), and (b) the maximum interest rate which Borrower may by law pay or Lender may charge and collect (the "Default Rate").


                        Article 11 - RIGHTS AND REMEDIES

                  Section 11.1 REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Lender may or acting by or through Trustee may, take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

                  (a) declare the entire unpaid Debt to be immediately due and payable;

                  (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                  (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

                  (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

                  (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents;

                  (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents;

                  (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor, Indemnitor or of any person, firm or other entity liable for the payment of the Debt;

                  (h) subject to any applicable law, the license granted to Borrower under Section shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

                  (i)  exercise  any and all  rights and  remedies  granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender or Trustee may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender or Trustee with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

                  (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its uncontrolled discretion:

                           (i) Taxes and Other Charges;

                           (ii) Insurance Premiums;

                           (iii) Interest on the unpaid principal balance of the
                  Note;

                           (iv) Amortization of the unpaid principal balance of the Note;

                           (v) All other sums payable pursuant to the Note, this
                  Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

                  (k) surrender the Policies maintained pursuant to Article hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

                  (l) pursue such other remedies as Lender may have under applicable law; or

                  (m) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection (g) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

                  Section 11.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

                  Section 11.3 RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender or Trustee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section , shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender or Trustee in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

                  Section 11.4 ACTIONS AND PROCEEDINGS. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

                  Section 11.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

                  Section 11.6 EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower and its affiliates or of any Guarantor or Indemnitor which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower and its affiliates or of any Guarantor or Indemnitor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located.

                  Section 11.7 OTHER RIGHTS, ETC. (a) The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Borrower, any Guarantor or any Indemnitor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

                  (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

                  (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender or Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

                  Section 11.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

                  Section 11.9 VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

                  Section 11.10 RECOURSE AND CHOICE OF REMEDIES. Notwithstanding any other provision of this Security Instrument, including but not limited to
Article 15 hereof, Lender and other Indemnified Parties (defined in Section below) are entitled to enforce the obligations of Borrower, Guarantor and Indemnitor contained in Sections , and without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure, sale pursuant to a power of sale, or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, or otherwise causes Trustee to exercise the power of sale pursuant hereto, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower, any Guarantor and/or Indemnitor. The provisions of Sections , and are exceptions to any non-recourse or exculpation provisions in the Note, this Security Instrument or the Other Security Documents, and Borrower, Guarantor and Indemnitor are fully and personally liable for the obligations pursuant to Subsections , and . The liability of Borrower, Guarantor and Indemnitor is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender or Trustee from foreclosing or exercising a power of sale pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Note, this Security Instrument and the Other Security Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower, whether or not action is brought against any other person or entity or whether or not any other person or entity is joined in the action or actions. In addition, Lender and Trustee shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in Article or Section .

                  Section 11.11 RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.


                       Article 12 - ENVIRONMENTAL HAZARDS

                  Section 12.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants, based upon an environmental assessment of the Property and information that Borrower knows or should reasonably have known, that: (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property delivered to Lender (the "Environmental Report"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report;
(e) Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to

Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property. "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property. "Hazardous Substances" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives. "Release" of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances. "Remediation" includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article .

                  Section 12.2 ENVIRONMENTAL  COVENANTS.  Borrower covenants and agrees that: (a) all uses and operations on or of the Property, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "Environmental Liens"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Article . Any failure of Borrower to perform its obligations pursuant to this Section shall constitute bad faith waste with respect to the Property.

                  Section 12.3 LENDER'S RIGHTS. Lender and any other person or entity designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.


                          Article 13 - INDEMNIFICATION

                  Section 13.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities
(including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense) (the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, this Security Instrument, or any Other Security Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any of the Other Security Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any Guarantor or Indemnitor and/or any member, partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding;
(d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument;
(g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with the Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Applicable Laws; (j) the enforcement by any Indemnified Party of the provisions of this Article ; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Security Instrument; or (m) any misrepresentation made by Borrower in this Security Instrument or any Other Security Document. Any amounts payable to Lender by reason of the application of this Section shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article , the term "Indemnified Parties" means Lender and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, Investors or prospective Investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

                  Section 13.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Documents.

                  Section 13.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections or or Subsection (p).

                  Section 13.4 ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous
Substances in, on, above, under or from the Property; (c) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such

Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Article and this Section ; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Borrower or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Borrower or other users, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Materials; (j) any acts of Borrower or other users of the Property, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; and (l) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to Article .

                  Section  13.5 DUTY TO DEFEND;  ATTORNEYS'  FEES AND OTHER FEES
AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.


                              Article 14 - WAIVERS

                  Section 14.1 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

                  Section 14.2 MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

                  Section 14.3 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Lender or Trustee is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

                  Section 14.4 WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

                  Section 14.5 SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or
(c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                  Section 14.6 SURVIVAL. The indemnifications made pursuant to Subsections and and the representations and warranties, covenants, and other obligations arising under Article , shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the Other Security Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the Other Security Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

                  SECTION 14.7 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN

CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.


                            Article 15 - EXCULPATION

                  Section 15.1 EXCULPATION. Except as otherwise provided, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note or this Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Security Instrument, the Other Security Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by this Security Instrument and the Other Security Documents; provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting the Note and this Security Instrument, agrees that it shall not, except as otherwise provided in Section , sue for, seek or demand any deficiency judgment against Borrower in any action or proceeding, under or by reason of or under or in connection with the Note, the Other Security Documents or this Security Instrument.

                  Section 15.2 RESERVATION OF CERTAIN RIGHTS.  The provisions of
Section 15.1 shall not (a) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, the Other Security Documents or this Security Instrument; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Security Instrument; (c) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with the Note, this Security Instrument, or the Other Security Documents; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (f) impair the right of Lender to enforce the provisions of Sections , , and of this Security Instrument.

                  Section 15.3 EXCEPTIONS TO EXCULPATION. Notwithstanding the provisions of this Article to the contrary, Borrower and Joseph Hrudka shall be personally liable to Lender for the Losses it incurs due to: (i) fraud or intentional misrepresentation by Borrower or any other person or entity in connection with the execution and the delivery of the Note, this Security Instrument or the Other Security Documents; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) Borrower's misappropriation of tenant security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes, Insurance Premiums, Other Charges (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of this Security Instrument), charges for labor or materials or other charges that can create liens on the Property; (vi) Borrower's failure to maintain, repair or restore the Property in accordance with the Security Instrument and the Other Security Documents; (vii) Borrower's failure to return or to reimburse Lender for all Personal Property taken from the Property by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value; (viii) any act of actual waste or arson by Borrower, any principal, affiliate, member or general partner thereof or by any Indemnitor or Guarantor; (ix) any fees or commissions paid by Borrower to any principal, affiliate, member or general partner of Borrower, Indemnitor or Guarantor in violation of the terms of the Note, this Security Instrument or the Other Security Documents; or (x) Borrower's failure to comply with the provisions of Sections , , and of this Security Instrument.

                  Section 15.4 RECOURSE. Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Section
15.1 above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of Borrower's default under Sections , , or , 8.2, 8.3 or , or if the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding, or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days of filing.

                  Section 15.5 BANKRUPTCY CLAIMS. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by this Security Instrument or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Note, this Security Instrument and the Other Security Documents.


                              Article 16 - NOTICES

                  Section 16.1 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:            Camelback Plaza Development L.C.
                           2401 West 1st Street
                           Tempe, Arizona  85281
                           Attention: James W. Brown
                           Facsimile No. (602) 912-0480

With a copy to:            Ridenour, Swenson, Cleere & Evans, P.C.
                           302 North First Avenue, Suite 900
                           Phoenix, Arizona 85003
                           Attention: Gerard R. Cleere, Esq.
                           Facsimile No. (602) 254-8670


If to Lender:              Boston Capital Mortgage Company Limited Partnership
                           One Boston Place, Suite 2100
                           Boston, Massachusetts 02108
                           Attention: Ms. Kathie Valyeau
                           Facsimile No. (617) 624-8999


With a copy to:            Thacher Proffitt & Wood
                           2 World Trade Center, 40th Floor
                           New York, New York 10048
                           Attention: Donald F. Simone, Esq.
                           Facsimile No. (212) 912-7751

or addressed as such party may from time to time designate by written notice to the other parties.

                  Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.


                         Article 17 - SERVICE OF PROCESS

                  Section 17.1 CONSENT TO SERVICE.

                  (a) Borrower will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

                  (b)  Borrower   initially  and  irrevocably   designates  C.T.
         Corporation, with offices on the date hereof at 1633 Broadway, New York, New York 10019, to receive for and on behalf of Borrower service of process in New York, New York with respect to this Security Instrument.

                  Section 17.2 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder or under the Note or the Other Security Documents, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  Section 17.3 JURISDICTION NOT EXCLUSIVE. Nothing in this Security Instrument will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.


                           Article 18 - APPLICABLE LAW

                  Section 18.1 CHOICE OF LAW. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

                  Section 18.2 USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

                  Section 18.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.


                          Article 19 - SECONDARY MARKET

                  Section 19.1 TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, or investor in such Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any Indemnitor(s) and the Property, whether furnished by Borrower, any Guarantor, any Indemnitor(s) or otherwise, as Lender determines necessary or desirable. Borrower, any Guarantor and any Indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section, including, without limitation, the delivery of an estoppel certificate required in accordance with Subsection 7.4(c) hereof and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower, any Guarantor and any Indemnitor consent to Lender furnishing to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower, any Guarantor and any Indemnitor as may be requested by Lender, any Investor, any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest.


                               Article 20 - COSTS

                  Section  20.1  PERFORMANCE  AT  BORROWER'S  EXPENSE.  Borrower
acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of the Loan, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Lender, whether with respect to retained firms, the reimbursement for the expenses of in-house staff or otherwise.

                  Section 20.2 ATTORNEY'S FEES FOR ENFORCEMENT. (a) Borrower shall pay all legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents and (ii) the items set forth in Section above, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or Personal Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.


                            Article 21 - DEFINITIONS

                  Section 21.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein, including, but not limited to the leasehold estate created by the Ground Lease," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Trustee" shall mean "Trustee and any substitute trustee of the estates, properties, powers, trusts and rights conferred upon Trustee pursuant to this Security Instrument," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.


                      Article 22 - MISCELLANEOUS PROVISIONS

                  Section 22.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  Section 22.2 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

                  Section 22.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

                  Section 22.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  Section 22.5 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                  Section 22.6 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  Section 22.7 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.


                     Article 23 - SPECIAL ARIZONA PROVISIONS

                  Section 23.1 INCONSISTENCIES. In the event of any inconsistencies between this Article 23 and the other Articles contained in this Security Instrument, the terms and conditions of this Article 23 shall control and be binding.

                  Section 23.2 MAILING ADDRESS. The principal place of business and/or address of Borrower, Trustee and Lender set forth in the first paragraph of this Deed of Trust shall be deemed to be the mailing address of the respective party.

                  Section 23.3 PROPERTY MORTGAGED. (a) The words "mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey" appearing in
Section 1.1, entitled "Property Mortgaged" are hereby deleted and the words "grant, transfer, convey and assign" are substituted therefor.

                  (b) The words "in trust, with power of sale," are hereby inserted immediately after the words "for the benefit of Lender" and immediately before the words "and grant a security interest" appearing in Section 1.1, entitled "Property Mortgaged".

                  Section 23.4 SECURITY AGREEMENT. The following is hereby added immediately following the last sentence of Section 1.3, entitled "Security Agreement":

                           Upon recording  this Security  Instrument in the real
                  property records, this Security Instrument shall be effective as a financing statement filed as a fixture filing. In addition, a carbon, photographic or other reproduction of this Security Instrument and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property rights or interests described herein shall not be construed to diminish any right or priority hereunder.

                  Section 23.5 REMEDIES. The text of Section 11.1 entitled "Remedies" is hereby deleted and the following is hereby substituted therefor:

                           Upon the occurrence of any Event of Default, Borrower
                  agrees that Lender acting by or through Trustee may, at its option, and without further notice or demand, declare the Debt immediately due and payable, and irrespective of whether Lender acting through Trustee exercises such option, it may, at its option and in its sole discretion, without any prior notice or demand to or upon Borrower, do one or more of the following:

                                    (a)  Subject  to  any  applicable  law,  the
                           license granted to Borrower under Section 1.2 shall automatically be revoked and Lender may enter upon, take possession of, manage and operate the Property or any part thereof; make repairs and alterations, and do any acts which Lender deems proper to protect the security hereof; and either with or without taking possession, in its own name, sue for or otherwise collect and receive the Rents, including those past due and unpaid, and apply the same less costs and expenses of operation and collection, including reasonable attorneys' fees, upon the Debt, and in such order as Lender may determine. Upon request of Lender, Borrower shall assemble and make available to Lender at the Property any of the Property which has been removed therefrom. The entering upon and taking possession of the Property, the collection of any Rents and the application thereof as aforesaid, shall not cure or waive any default theretofore or thereafter occurring, or affect any notice of default hereunder or invalidate any act done pursuant to any such notice. Notwithstanding Lender's continuance in possession or receipt and application of Rents, Lender shall be entitled to exercise every right provided for in this Security Instrument or by law upon or after the occurrence of an Event of Default, including the right to exercise the power of sale hereinafter described. Any of the actions referred to in this Subsection may be taken by Lender at such time as Lender is so entitled, without regard to the adequacy of any security for the Debt;

                                    (b) Lender shall,  without limitation on the
                           rights provided for in A.R.S. ss.33-702(B) and without regard to the adequacy of any security for the Debt, be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession of and protect the Property, and operate the same and collect the Rents therefrom;

                                    (c)  Lender may bring an action in any court
                           of competent jurisdiction to foreclose this Security Instrument as a mortgage or to enforce any of the covenants hereof;

                                    (d) Lender  may elect to cause the  Property
                           or any part thereof to be sold as follows:

                                            (i) Lender may  proceed as if all of
                                    the   Property   were  real   property,   in
                                    accordance  with  Subsection  (iv) below, or
                                    Lender   may  elect  to  treat  any  of  the
                                    Property which consists of a right in action
                                    or which  is  property  that can be  severed
                                    from the Property without causing structural
                                    damage  thereto as if the same were personal
                                    property,   and   dispose  of  the  same  in
                                    accordance  with  Subsection   (iii)  below,
                                    separate and apart from the sale of real property, the remainder of the Property being treated as real property;

                                            (ii)  Lender may cause any such sale
                                    or  other   disposition   to  be   conducted
                                    immediately   upon  the  expiration  of  any
                                    notice period required by law, if any, or Lender may delay any such sale or other disposition for such period of time as Lender deems to be in its best interest. Should Lender desire that more than one such sale or other disposition be conducted, Lender may at its option cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Lender may deem to be in its best interest;

                                             (iii) Should  Lender elect to cause
                                    any of the  Property  to be  disposed  of as
                                    personal property as permitted by Subsection
                                    (i)  above,  it  may  dispose  of  any  part
                                    thereof  in  any  manner  now  or  hereafter
                                    permitted   by  Article  9  of  the  Uniform
                                    Commercial Code or in accordance with any other remedy provided by law. Both Borrower and Lender shall be eligible to purchase any part or all of such property at any such disposition. Any such disposition may be either public or private as Lender may so elect, subject to the provisions of the Uniform Commercial Code;

                                            (iv) Should Lender elect to sell the
                                    Property  which  is real  property  or which
                                    Lender   has   elected   to  treat  as  real
                                    property,   upon  such  election  Lender  or
                                    Trustee  shall  give such  notice of default
                                    and election to sell as may then be required
                                    by law.  Thereafter,  upon the expiration of
                                    such time and the  giving of such  notice of
                                    sale  as  may  then  be   required  by  law,
                                    Trustee,  at the time and place specified by
                                    the   notice  of  sale,   shall   sell  such
                                    Property,  or any portion thereof  specified
                                    by Lender,  at public auction to the highest
                                    bidder  for  cash  in  lawful  money  of the
                                    United States of America,  subject, however,
                                    to the  provisions  of  subparagraph  (f) of
                                    this  Section  23.5.  Trustee  may, and upon
                                    request of Lender shall,  from time to time,
                                    postpone  the  sale by  public  announcement
                                    thereof  at  the  time  and  place   noticed
                                    therefor.   If  the  Property   consists  of
                                    several   lots  or   parcels,   Lender   may
                                    designate  the  order in which  such lots or
                                    parcels  shall be offered  for sale or sold.
                                    Any person,  including Borrower,  Trustee or
                                    Lender,  may purchase at the sale.  Upon any
                                    sale,  Trustee  shall execute and deliver to
                                    the  purchaser or purchasers a deed or deeds
                                    conveying the property so sold,  but without
                                    any covenant or warranty whatsoever, express
                                    or  implied,  whereupon  such  purchaser  or
                                    purchasers   shall  be  let  into  immediate
                                    possession;

                                            (v) In the  event of a sale or other
                                    disposition  of any  such  property,  or any
                                    part thereof, and the execution of a deed or
                                    other  conveyance,   pursuant  thereto,  the
                                    recitals   therein  of  facts,   such  as  a
                                    default, the giving of notice of default and
                                    notice  of  sale,   terms  of  sale,   sale,
                                    purchaser, payment of purchase money, and any other fact affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts; and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein; and

                                            (vi) Lender and/or Trustee (with the
                                    prior  consent  of Lender)  shall  apply the
                                    proceeds   of  any   sale   or   disposition
                                    hereunder to payment of the  following:  (A)
                                    the costs and  expenses  of  exercising  the
                                    power   of  sale   and  of   such   sale  or
                                    disposition,  including  trustee's  fees and
                                    attorneys'  fees,  and  including,   without
                                    limitation, the actual cost of publishing, recording, mailing and posting notice, the cost of any search and/or other evidence of title procured in connection therewith and revenue stamps on any deed or reconveyance;
                                    (B) to the payment of the Debt; and (C) the remainder, if any, to the person or persons legally entitled thereto in the order of their priority;

                                    (e) Subject to the  provisions of Article 15
                           and to the extent permitted by law, Borrower shall be and remain liable for any deficiency remaining after sale either pursuant to the power of sale or judicial proceedings. After default or breach, Borrower shall pay Lender's and Trustee's reasonable attorneys' fees, Trustee's fees and its costs and expenses incurred as a result of said default or breach, and if suit is brought, all costs of suit, all of which sums shall be secured by this Security Instrument. Borrower's statutory rights of reinstatement, if any, are expressly conditioned upon Borrower's payment of all sums required under the applicable statute and performance of all required acts;

                                    (f)  Borrower  hereby  expressly  waives any
                           right which it may have to direct the order in which any of the Property shall be sold in the event of any sale or sales pursuant hereto. Also, Lender shall have the right to foreclose, sell or otherwise proceed against the Property encumbered by this Security Instrument and the Property encumbered by any other Security Instrument securing the bonds, if any, in such order as Lender shall elect. Any party that has signed this Instrument as a surety or accommodation party or that has subjected his or its property to this Instrument to secure the debt of another expressly waives the benefit of A.R.S. ss.ss.12-1641 through and including 12-1644 and 44-142 and Ariz. R. Civ. P. 17 (f) or such similar provisions as may be enacted or adopted hereafter;

                                    (g) Subject to the provisions of Article 15,
                           upon any sale of the Property, whether made under a power of sale herein granted or pursuant to judicial proceedings, if the holder of the Note is a purchaser at such sale, it shall be entitled to use and apply all or any portion of the indebtedness then secured hereby for or in settlement or payment of all or any portion of the purchase price of the property purchased;

                                    (h) Lender may,  with or without  entry,  to
                           the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

                                    (i) Lender may institute an action,  suit or
                           proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents;

                                    (j) Lender may recover  judgment on the Note
                           either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents;

                                    (k) Lender may  exercise  any and all rights
                           and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender or Trustee may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender or Trustee with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

                                    (l) Lender may apply any sums then deposited
                           in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its uncontrolled discretion:

                                         (i)         Taxes and Other Charges;

                                        (ii)         Insurance Premiums;

                                       (iii)         Interest   on  the   unpaid
                                                     principal  balance  of  the
                                                     Note;

                                        (iv)         Amortization  of the unpaid
                                                     principal  balance  of  the
                                                     Note;

                                         (v)         All  other   sums   payable
                                                     pursuant to the Note,  this
                                                     Security Instrument and the
                                                     Other  Security  Documents,
                                                     including           without
                                                     limitation advances made by
                                                     Lender   pursuant   to  the
                                                     terms   of  this   Security
                                                     Instrument;

                                    (m)  Lender  may   surrender   the  Policies
                           maintained pursuant to Article hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

                                    (n) Lender may apply the undisbursed balance
                           of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; and

                                    (o)  Lender may  exercise  any and all other
                           rights and remedies available at law or in equity or as otherwise provided in this Security Instrument or the Other Security Documents as may legally be available to Lender to protect its interest in the Property and to collect the Debt.

                  In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 23.5 to the contrary, if any Event of Default as described in clause (i) of Subsection (g) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

                  Section 23.6 NOTICES. The first word, "All", of the first sentence of Section 16.1, entitled "Notices" is hereby deleted and the following is hereby substituted therefor:

                           "Except as otherwise provided by applicable law, all"

                  Section 23.7 USURY. The following sentence is hereby inserted immediately prior to the first sentence of Section 18.2, entitled "Usury Laws":

                           Borrower  agrees to pay an effective rate of interest
                  that is equal to the rate provided for in the Note together with all other payments of, or in the nature of, interest to be made by Borrower to Lender under the Note and this Security Instrument. Notwithstanding any provision herein or any instrument now or hereafter securing the Note, the total liability of Borrower for the payment of interest under the Note and the Assignment of Rents and this Security Instrument shall not exceed the applicable limit imposed by the usury laws of the State of Arizona. If Lender receives interest in an amount which exceeds such limit, such excess amount shall be applied instead to the reduction of the unpaid principal balance and not to the payment of interest and if a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted to Borrower by Lender, and Borrower hereby agrees to accept such remittance.

                  Section 23.8 TIME OF ESSENCE. Time is of the essence with respect to each of Borrower's covenants under this Security Instrument.

                      Article 24 - DEED OF TRUST PROVISIONS

                  Section 24.1 CONCERNING THE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

                  Section 24.2 TRUSTEE'S FEES. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

                  Section 24.3 CERTAIN RIGHTS. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Security Instrument or the Other Security Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable area, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

                  Section 24.4 RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

                  Section 24.5 PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

                  Section 24.6 SUCCESSION INSTRUMENTS. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee's place.

                 Article 25 - MISCELLANEOUS LEASEHOLD PROVISIONS

                  Section 25.1 THE GROUND LEASE. Borrower shall (i) pay all rents, additional rents and other sums required to be paid by Borrower, as tenant under and pursuant to the provisions of the Ground Lease when such rent or other charge is due and payable, (ii) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed and observed at least ten (10) days prior to the expiration of any applicable grace period therein provided, and (iii) promptly notify Lender of the giving of any notice by the landlord under the Ground Lease to Borrower of any default by Borrower, as tenant thereunder, to be performed or observed and deliver to Lender a true copy of each such notice. Borrower shall not, without the prior consent of Lender, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, in any respect, either orally or in writing, and Borrower hereby assigns to Lender, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Security Instrument, all of the rights, privileges and prerogatives of Borrower, as tenant under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Lender shall be void and of no force and effect. If Borrower shall default in the performance or observance of any term, covenant or condition of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed or observed, then, without limiting the generality of the other provisions of this Security Instrument, and without waiving or releasing Borrower from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed or observed or to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Ground Lease shall be kept unimpaired and free from default. If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence, Lender will notify Borrower of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, subject to the rights of lessees, sublessees and other occupants under the Leases, Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. If the landlord under the Ground Lease shall deliver to Lender a copy of any notice of default sent by said landlord to Borrower, as tenant under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon. Borrower shall exercise each individual option, if any, to extend or renew the term of the Ground Lease upon demand by Lender made at any time within one (1) year of the last day upon which any such option may be exercised, and Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

                  Section 25.2 SUBLEASES. Each Lease hereafter made and each renewal of any existing Lease shall provide that, (a) in the event of the termination of the Ground Lease, the lease shall not terminate or be terminable by the lessee; (b) in the event of any action for the foreclosure of this Security Instrument, the lease shall not terminate or be terminable by the subtenant by reason of the termination of the Ground Lease unless the lessee is specifically named and joined in any such action and unless a judgment is obtained therein against the lessee; and (c) in the event that the Ground Lease is terminated as aforesaid, the lessee shall attorn to the lessor under the Ground Lease or to the purchaser at the sale of the Property on such foreclosure, as the case may be.

                  Section 25.3 NO MERGER OF FEE AND LEASEHOLD ESTATES; RELEASES. So long as any portion of the Debt shall remain unpaid, unless Lender shall otherwise consent, the fee title to the Land and the leasehold estate therein created pursuant to the provisions of the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Borrower, Owner, or in any other person by purchase, operation of law or otherwise. Lender reserves the right, at any time, to release portions of the Property, including, but not limited to, the leasehold estate created by the Ground Lease, with or without consideration, at Lender's election, without waiving or affecting any of its rights hereunder or under the Note or the Other Security Documents and any such release shall not affect Lender's rights in connection with the portion of the Property not so released.

                  Section 25.4 BORROWER'S ACQUISITION OF FEE ESTATE. In the event that Borrower, so long as any portion of the Debt remains unpaid, shall be the owner and holder of the fee title to the Land the lien of this Security Instrument shall be spread to cover Borrower's fee title to the Land and said fee title shall be deemed to be included in the Property. Borrower agrees, at its sole cost and expense, including without limitation, Lender's reasonable attorney's fees, to (i) execute any and all documents or instruments necessary to subject its fee title to the Land to the lien of this Security Instrument; and (ii) provide a title insurance policy which shall insure that the lien of this Security Instrument is a first lien on Borrower's fee title to the Land.




                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.

                                        CAMELBACK PLAZA DEVELOPMENT L.C., an
                                        Arizona limited liability company

                                        By:   PERFORMANCE CAMELBACK
                                              DEVELOPMENT CORP., an Arizona
                                              corporation, its managing member


                                              By:  __________________________
                                                   Name:
                                                   Title:

STATE OF______          )
                        SS.
COUNTY OF_______        )




                  This instrument was acknowledged before me the undersigned notary public this _____day of_____________, 1996, by______________________as
President of PERFORMANCE CAMELBACK DEVELOPMENT CORP., an Arizona corporation, as Managing Member of CAMELBACK PLAZA DEVELOPMENT, L.C., an Arizona limited liability company with full powers to so do.



                                                        -------------
                                                        Notary Public



My commission expires:______________________

                                    EXHIBIT A

                              (Description of Land)

                  ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being

                                TABLE OF CONTENTS

                                          Article 1 - GRANTS OF SECURITY......................................- 1 -
         Section 1.1           PROPERTY MORTGAGED.............................................................- 1 -
                               ------------------
         Section 1.2           ASSIGNMENT OF RENTS............................................................- 4 -
                               -------------------
         Section 1.3           SECURITY AGREEMENT.............................................................- 4 -
                               ------------------
         Section 1.4           PLEDGE OF MONIES HELD..........................................................- 4 -
                               ---------------------

                                     Article 2 - DEBT AND OBLIGATIONS SECURED.................................- 5 -
         Section 2.1           DEBT...........................................................................- 5 -
                               ----
         Section 2.2           OTHER OBLIGATIONS..............................................................- 5 -
                               -----------------
         Section 2.3           DEBT AND OTHER OBLIGATIONS.....................................................- 6 -
                               --------------------------
         Section 2.4           PAYMENTS.......................................................................- 6 -
                               --------

                                          Article 3 - BORROWER COVENANTS......................................- 6 -
         Section 3.1           PAYMENT OF DEBT................................................................- 6 -
                               ---------------
         Section 3.2           INCORPORATION BY REFERENCE.....................................................- 6 -
                               --------------------------
         Section 3.3           INSURANCE......................................................................- 6 -
                               ---------
         Section 3.4           PAYMENT OF TAXES, ETC.........................................................- 10 -
                               ---------------------
         Section 3.5           ESCROW FUND...................................................................- 11 -
                               -----------
         Section 3.6           CONDEMNATION..................................................................- 12 -
                               ------------
         Section 3.7           LEASES AND RENTS..............................................................- 12 -
                               ----------------
         Section 3.8           MAINTENANCE OF PROPERTY.......................................................- 14 -
                               -----------------------
         Section 3.9           WASTE.........................................................................- 14 -
                               -----
         Section 3.10          COMPLIANCE WITH LAWS..........................................................- 14 -
                               --------------------
         Section 3.11          BOOKS AND RECORDS.............................................................- 15 -
                               -----------------
         Section 3.12          PAYMENT FOR LABOR AND MATERIALS...............................................- 16 -
                               -------------------------------
         Section 3.13          PERFORMANCE OF OTHER AGREEMENTS...............................................- 16 -
                               -------------------------------

                                           Article 4 - SPECIAL COVENANTS.....................................- 17 -
         Section 4.1           PROPERTY USE..................................................................- 17 -
                               ------------
         Section 4.2           ERISA.........................................................................- 17 -
                               -----
         Section 4.3           SINGLE PURPOSE ENTITY.........................................................- 18 -
                               ---------------------
         Section 4.4           RESTORATION...................................................................- 20 -
                               -----------

                                    Article 5 - REPRESENTATIONS AND WARRANTIES...............................- 24 -
         Section 5.1           WARRANTY OF TITLE.............................................................- 24 -
                               -----------------
         Section 5.2           AUTHORITY.....................................................................- 24 -
                               ---------
         Section 5.3           LEGAL STATUS AND AUTHORITY....................................................- 24 -
                               --------------------------
         Section 5.4           VALIDITY OF DOCUMENTS.........................................................- 24 -
                               ---------------------
         Section 5.5           LITIGATION....................................................................- 25 -
                               ----------
         Section 5.6           STATUS OF PROPERTY............................................................- 25 -
                               ------------------
         Section 5.7           NO FOREIGN PERSON.............................................................- 26 -
                               -----------------
         Section 5.8           SEPARATE TAX LOT..............................................................- 26 -
                               ----------------
         Section 5.9           ERISA COMPLIANCE..............................................................- 26 -
                               ----------------

         Section 5.10          LEASES........................................................................- 26 -
                               ------
         Section 5.11          FINANCIAL CONDITION...........................................................- 27 -
                               -------------------
         Section 5.12          BUSINESS PURPOSES.............................................................- 27 -
                               -----------------
         Section 5.13          TAXES.........................................................................- 27 -
                               -----
         Section 5.14          MAILING ADDRESS...............................................................- 27 -
                               ---------------
         Section 5.15          NO CHANGE IN FACTS OR CIRCUMSTANCES...........................................- 27 -
                               -----------------------------------
         Section 5.16          DISCLOSURE....................................................................- 27 -
                               ----------
         Section 5.17          THIRD PARTY REPRESENTATIONS...................................................- 27 -
                               ---------------------------

                                       Article 6 - OBLIGATIONS AND RELIANCES.................................- 27 -
         Section 6.1           RELATIONSHIP OF BORROWER AND LENDER...........................................- 27 -
                               -----------------------------------
         Section 6.2           NO RELIANCE ON LENDER.........................................................- 27 -
                               ---------------------
         Section 6.3           NO LENDER OBLIGATIONS.........................................................- 28 -
                               ---------------------
         Section 6.4           RELIANCE......................................................................- 28 -
                               --------

                                          Article 7 - FURTHER ASSURANCES.....................................- 28 -
         Section 7.1           RECORDING OF SECURITY INSTRUMENT, ETC.........................................- 28 -
                               -------------------------------------
         Section 7.2           FURTHER ACTS, ETC.............................................................- 29 -
                               -----------------
         Section 7.3           CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP
                               -------------------------------------------------
                  LAWS.......................................................................................- 29 -
                  ----
         Section 7.4           ESTOPPEL CERTIFICATES.........................................................- 29 -
                               ---------------------
         Section 7.5           FLOOD INSURANCE...............................................................- 30 -
                               ---------------
         Section 7.6           SPLITTING OF SECURITY INSTRUMENT..............................................- 30 -
                               --------------------------------
         Section 7.7           REPLACEMENT DOCUMENTS.........................................................- 31 -
                               ---------------------

                                        Article 8 - DUE ON SALE/ENCUMBRANCE..................................- 31 -
         Section 8.1           LENDER RELIANCE...............................................................- 31 -
                               ---------------
         Section 8.2           NO SALE/ENCUMBRANCE...........................................................- 31 -
                               -------------------
         Section 8.3           SALE/ENCUMBRANCE DEFINED......................................................- 31 -
                               ------------------------
         Section 8.4           LENDER'S RIGHTS...............................................................- 32 -
                               ---------------

                                              Article 9 - PREPAYMENT.........................................- 32 -
         Section 9.1           PREPAYMENT BEFORE EVENT OF DEFAULT............................................- 32 -
                               ----------------------------------
         Section 9.2           PREPAYMENT ON CASUALTY AND CONDEMNATION.......................................- 32 -
                               ---------------------------------------
         Section 9.3           PREPAYMENT AFTER EVENT OF DEFAULT.............................................- 32 -
                               ---------------------------------

                                               Article 10 - DEFAULT..........................................- 33 -
         Section 10.1          EVENTS OF DEFAULT.............................................................- 33 -
                               -----------------
         Section 10.2          LATE PAYMENT CHARGE...........................................................- 36 -
                               -------------------
         Section 10.3          DEFAULT INTEREST..............................................................- 36 -
                               ----------------

                                         Article 11 - RIGHTS AND REMEDIES....................................- 37 -
         Section 11.1          REMEDIES......................................................................- 37 -
                               --------
         Section 11.2          APPLICATION OF PROCEEDS.......................................................- 39 -
                               -----------------------
         Section 11.3          RIGHT TO CURE DEFAULTS........................................................- 39 -
                               ----------------------
         Section 11.4          ACTIONS AND PROCEEDINGS.......................................................- 40 -
                               -----------------------
         Section 11.5          RECOVERY OF SUMS REQUIRED TO BE PAID..........................................- 40 -
                               ------------------------------------

         Section 11.6          EXAMINATION OF BOOKS AND RECORDS..............................................- 40 -
                               --------------------------------
         Section 11.7          OTHER RIGHTS, ETC.............................................................- 40 -
                               -----------------
         Section 11.8          RIGHT TO RELEASE ANY PORTION OF THE PROPERTY..................................- 41 -
                               --------------------------------------------
         Section 11.9          VIOLATION OF LAWS.............................................................- 41 -
                               -----------------
         Section 11.10         RECOURSE AND CHOICE OF REMEDIES...............................................- 41 -
                               -------------------------------
         Section 11.11         RIGHT OF ENTRY................................................................- 41 -
                               --------------

                                        Article 12 - ENVIRONMENTAL HAZARDS...................................- 42 -
         Section 12.1          ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES..................................- 42 -
                               --------------------------------------------
         Section 12.2          ENVIRONMENTAL COVENANTS.......................................................- 43 -
                               -----------------------
         Section 12.3          LENDER'S RIGHTS...............................................................- 44 -
                               ---------------

                                           Article 13 - INDEMNIFICATION......................................- 44 -
         Section 13.1          GENERAL INDEMNIFICATION.......................................................- 44 -
                               -----------------------
         Section 13.2          MORTGAGE AND/OR INTANGIBLE TAX................................................- 45 -
                               ------------------------------
         Section 13.3          ERISA INDEMNIFICATION.........................................................- 45 -
                               ---------------------
         Section 13.4          ENVIRONMENTAL INDEMNIFICATION.................................................- 46 -
                               -----------------------------
         Section 13.5          DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND
                               --------------------------------------------------
                  EXPENSES...................................................................................- 47 -
                  --------

                                               Article 14 - WAIVERS..........................................- 47 -
         Section 14.1          WAIVER OF COUNTERCLAIM........................................................- 47 -
                               ----------------------
         Section 14.2          MARSHALLING AND OTHER MATTERS.................................................- 47 -
                               -----------------------------
         Section 14.3          WAIVER OF NOTICE..............................................................- 47 -
                               ----------------
         Section 14.4          WAIVER OF STATUTE OF LIMITATIONS..............................................- 47 -
                               --------------------------------
         Section 14.5          SOLE DISCRETION OF LENDER.....................................................- 47 -
                               -------------------------
         Section 14.6          SURVIVAL......................................................................- 48 -
                               --------
         SECTION 14.7          WAIVER OF TRIAL BY JURY.......................................................- 48 -
                               -----------------------

                                             Article 15 - EXCULPATION........................................- 48 -
         Section 15.1          EXCULPATION...................................................................- 48 -
                               -----------
         Section 15.2          RESERVATION OF CERTAIN RIGHTS.................................................- 49 -
                               -----------------------------
         Section 15.3          EXCEPTIONS TO EXCULPATION.....................................................- 49 -
                               -------------------------
         Section 15.4          RECOURSE......................................................................- 49 -
                               --------
         Section 15.5          BANKRUPTCY CLAIMS.............................................................- 49 -
                               -----------------

                                               Article 16 - NOTICES..........................................- 50 -
         Section 16.1          NOTICES.......................................................................- 50 -
                               -------

                                          Article 17 - SERVICE OF PROCESS....................................- 51 -
         Section 17.1          CONSENT TO SERVICE............................................................- 51 -
                               ------------------
         Section 17.2          SUBMISSION TO JURISDICTION....................................................- 51 -
                               --------------------------
         Section 17.3          JURISDICTION NOT EXCLUSIVE....................................................- 51 -
                               --------------------------

                                            Article 18 - APPLICABLE LAW......................................- 51 -
         Section 18.1          CHOICE OF LAW.................................................................- 51 -
                               -------------
         Section 18.2          USURY LAWS....................................................................- 52 -
                               ----------

         Section 18.3          PROVISIONS SUBJECT TO APPLICABLE LAW..........................................- 52 -
                               ------------------------------------

                                           Article 19 - SECONDARY MARKET.....................................- 52 -
         Section 19.1          TRANSFER OF LOAN..............................................................- 52 -
                               ----------------

                                                Article 20 - COSTS...........................................- 53 -
         Section 20.1          PERFORMANCE AT BORROWER'S EXPENSE.............................................- 53 -
                               ---------------------------------
         Section 20.2          ATTORNEY'S FEES FOR ENFORCEMENT...............................................- 53 -
                               -------------------------------

                                             Article 21 - DEFINITIONS........................................- 53 -
         Section 21.1          GENERAL DEFINITIONS...........................................................- 53 -
                               -------------------

                                       Article 22 - MISCELLANEOUS PROVISIONS.................................- 54 -
         Section 22.1          NO ORAL CHANGE................................................................- 54 -
                               --------------
         Section 22.2          LIABILITY.....................................................................- 54 -
                               ---------
         Section 22.3          INAPPLICABLE PROVISIONS.......................................................- 54 -
                               -----------------------
         Section 22.4          HEADINGS, ETC.................................................................- 54 -
                               -------------
         Section 22.5          DUPLICATE ORIGINALS; COUNTERPARTS.............................................- 54 -
                               ---------------------------------
         Section 22.6          NUMBER AND GENDER.............................................................- 54 -
                               -----------------
         Section 22.7          SUBROGATION...................................................................- 54 -
                               -----------

                                      Article 23 - SPECIAL ARIZONA PROVISIONS................................- 55 -
         Section 23.1          INCONSISTENCIES...............................................................- 55 -
                               ---------------
         Section 23.2          MAILING ADDRESS...............................................................- 55 -
                               ---------------
         Section 23.3          PROPERTY MORTGAGED............................................................- 55 -
                               ------------------
         Section 23.4          SECURITY AGREEMENT............................................................- 55 -
                               ------------------
         Section 23.5          REMEDIES......................................................................- 55 -
                               --------
         Section 23.6          NOTICES.......................................................................- 60 -
                               -------
         Section 23.7          USURY.  ......................................................................- 60 -
                               -----
         Section 23.8          TIME OF ESSENCE.  ............................................................- 61 -
                               ---------------

                                       Article 24 - DEED OF TRUST PROVISIONS.................................- 61 -
         Section 24.1          CONCERNING THE TRUSTEE........................................................- 61 -
                               ----------------------
         Section 24.2          TRUSTEE'S FEES................................................................- 61 -
                               --------------
         Section 24.3          CERTAIN RIGHTS................................................................- 61 -
                               --------------
         Section 24.4          RETENTION OF MONEY............................................................- 62 -
                               ------------------
         Section 24.5          PERFECTION OF APPOINTMENT.....................................................- 62 -
                               -------------------------
         Section 24.6          SUCCESSION INSTRUMENTS........................................................- 62 -
                               ----------------------

                                  Article 25 - MISCELLANEOUS LEASEHOLD PROVISIONS............................- 62 -
         Section 25.1          THE GROUND LEASE..............................................................- 62 -
                               ----------------
         Section 25.2          SUBLEASES.....................................................................- 63 -
                               ---------
         Section 25.3          NO MERGER OF FEE AND LEASEHOLD ESTATES; RELEASES..............................- 63 -
                               ------------------------------------------------
         Section 25.4          BORROWER'S ACQUISITION OF FEE ESTATE..........................................- 64 -
                               ------------------------------------
         DEFINITIONS............................................................................................-v-
         -----------

                                   DEFINITIONS
                                   -----------

         The terms set forth below are defined in the following Sections of this Security Instrument:

         (a)      Applicable Laws:  Article 3, Subsection 3.10(a);
                  ---------------
         (b)      Attorneys' Fees/Counsel Fees:  Article 21, Section 21.1;
                  ----------------------------
         (c)      Borrower:  Preamble and Article 21, Section 21.1;
                  --------
         (d)      Business Day:  Article 16, Section 16.1;
                  ------------
         (e)      Casualty Consultant:  Article 4, Subsection 4.4(b)(iii);
                  -------------------
         (f)      Casualty Retainage:  Article 4, Subsection 4.4(b)(iv);
                  ------------------
         (g)      Debt:  Article 2, Section 2.1;
                  ----
         (h)      Default Prepayment:  Article 9, Section 9.3;
                  ------------------
         (i)      Default Rate:  Article 10, Section 10.3;
                  ------------
         (j)      Environmental Indemnity:  Article 10, Subsection 10.1(q);
                  -----------------------
         (k)      Environmental Law:  Article 12, Section 12.1;
                  -----------------
         (l)      Environmental Liens:  Article 12, Subsection 12.2(d);
                  -------------------
         (m)      Environmental Report: Article 12, Subsection 12.1(a)
                  --------------------
         (n)      ERISA:  Article 4, Subsection 4.2(a);
                  -----
         (o)      Escrow Fund:  Article 3, Section 3.5;
                  -----------
         (p)      Event:  Article 20, Section 20.1;
                  -----
         (q)      Event of Default:  Article 10, Section 10.1;
                  ----------------
         (r)      Full Replacement Cost:  Article 3, Subsection 3.3(a)(i)(A);
                  ---------------------
         (s)      GAAP:  Article 3, Subsection 3.11(a);
                  ----
         (t)      Gains Tax:  Article 23, Subsection 23.5(c);
                  ---------
         (u)      Guarantor:  Article 10, Subsection 10.1(f);
                  ---------
         (v)      Hazardous Substances:  Article 12, Section 12.1;
                  --------------------
         (w)      Improvements:  Article 1, Subsection 1.1(c);
                  ------------
         (x)      Indemnified Parties:  Article 13, Section 13.1;
                  -------------------
         (y)      Indemnitor(s):  Article 10, Subsection 10.1(q);
                  -------------
         (z)      Insurance Premiums:  Article 3, Subsection 3.3(b);
                  ------------------
         (aa)     Investor:  Article 19, Section 19.1;
                  --------
         (bb)     Land:  Article 1, Subsection 1.1(a);
                  ----
         (cc)     Lease Guaranty:  Article 3, Subsection 3.7(a);
                  --------------
         (dd)     Leases:  Article 1, Subsection 1.1(f);
                  ------
         (ee)     Lender:  Preamble and Article 21, Section 21.1;
                  ------
         (ff)     Loan:  Article 5, Subsection 5.12;
                  ----
         (gg)     Loan Application:  Article 5, Section 5.15;
                  ----------------
         (hh)     Losses:  Article 13, Section 13.1;
                  ------
         (ii)     Net Proceeds:  Article 4, Subsection 4.4(b);
                  ------------
         (jj)     Net Proceeds Deficiency:  Article 4, Subsection 4.4(b)(vi);
                  -----------------------
         (kk)     Note:  Recitals and Article 21, Section 21.1;
                  ----
         (ll)     Obligations:  Article 2, Section 2.3;
                  -----------
         (mm)     Other Charges:  Article 3, Subsection 3.4(a);
                  -------------
         (nn)     Other Obligations:  Article 2, Section 2.2;
                  -----------------
         (oo)     Other Security Documents:  Article 3, Section 3.2;
                  ------------------------
         (pp)     Permitted Exceptions:  Article 5, Section 5.1;
                  --------------------
         (qq)     Person:  Article 21, Section 21.1;
                  ------
         (rr)     Personal Property:  Article 1, Subsection 1.1(e);
                  -----------------

        (ss)     Policies/Policy:  Article 3, Subsection 3.3(b);
                  ---------------
        (tt)     Property:  Article 1, Section 1.1 and Article 21, Section 21.1;
                 --------
        (uu)     Qualified Insurer:  Article 3, Subsection 3.3(b);
                 -----------------
        (vv)     Rating Agency:  Article 3, Subsection 3.3(b);
                 -------------
        (ww)     Release:  Article 12, Section 12.1;
                 -------
        (xx)     Remediation:  Article 12, Section 12.1;
                 -----------
        (yy)     Rents:  Article 1, Subsection 1.1(f);
                 -----
        (zz)     Restoration:  Article 3, Subsection 3.3(h);
                 -----------
        (aaa)    Securities:  Article 19, Section 19.1;
                 ----------
        (bbb)    Security Deposits:  Article 3, Subsection 3.7(c);
                 -----------------
        (ccc)    Security Instrument:  Preamble;
                 -------------------
        (ddd)    Taxes:  Article 3, Subsection 3.4(a);
                 -----
        (eee)    Transfer Tax:  Article 23, Subsection 23.5(b); and
                 ------------
        (fff)    Uniform Commercial Code:  Article 1, Subsection 1.1(e)
                 -----------------------

================================================================================

                  CAMELBACK PLAZA DEVELOPMENT L.C., as assignor
                                        (Borrower)


                                       to


        BOSTON CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, as assignee
                                       (Lender)



                         ------------------------------

                                   ASSIGNMENT
                               OF LEASES AND RENTS

                         ------------------------------


                          Dated: As of November 1, 1996

                          Location:        Camelback Plaza
                                           2621 East Camelback Road
                                           Phoenix, Arizona

                          County:          Maricopa

                          PREPARED BY AND UPON
                          RECORDATION RETURN TO:

                          Messrs. Thacher, Proffitt & Wood
                          2 World Trade Center
                          New York, New York  10048

                          Attention:       Donald F. Simone, Esq.
                          File No.:        18001-00003

                          Title No.:  601228

================================================================================

                  THIS ASSIGNMENT OF LEASES AND RENTS ("Assignment") made as of the first day of November, 1996, by CAMELBACK PLAZA DEVELOPMENT L.C., an Arizona limited liability company, as assignor, having its principal place of business c/o Performance Industries, Inc., 2425 Camelback Road, Suite 620, Phoenix,
Arizona 85016 ("Borrower") to BOSTON CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership, as assignee, having an address at One Boston Place, Suite 2100, Boston, Massachusetts 02108 ("Lender").

                                    RECITALS:

                  Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum of SEVEN MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($7,250,000.00) in lawful money of the United States of America (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

                  Borrower desires to secure the payment of the Debt (defined below) and the performance of all of its obligations under the Note and the Other Obligations as defined in Article 2 of the Security Instrument (defined below).

                              ARTICLE 1-ASSIGNMENT

                  Section 1.1 PROPERTY ASSIGNED. Borrower hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Borrower:

                  (a) Leases. All existing and future leases affecting the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the "Property") and the right, title and interest of Borrower, its successors and assigns, therein and thereunder.

                  (b) Other Leases and Agreements. All other leases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The leases described in Subsection 1.1(a) and the leases and other agreements described in this Subsection 1.1(b), together with all other present and future leases and present and future agreements and any extension or renewal of the same are collectively referred to as the "Leases".

                  (c) Rents. All rents, additional rents, revenues, income, issues and profits arising from the Leases and renewals and replacements thereof and any cash or security deposited in connection therewith and together with all rents, revenues, income, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Property (collectively, the "Rents").

                   (d) Bankruptcy Claims. All of Borrower's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code, 11 U.S.C. ss.101 et seq., as the same may be amended (the "Bankruptcy Code").

                  (e) Lease Guaranties. All of Borrower's right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support given by any guarantor in connection with any of the Leases (individually, a "Lease Guarantor", collectively, the "Lease Guarantors") to Borrower (individually, a "Lease Guaranty", collectively, the "Lease Guaranties").

                   (f) Proceeds. All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

                  (g) Other. All rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt or the Other Obligations), and to do all other things which Borrower or any lessor is or may become entitled to do under the Leases or the Lease Guaranties.

                  (h) Entry. The right, at Lender's option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents.

                  (i) Power of Attorney. Borrower's irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

                   (j) Other Rights and Agreements. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (i) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

                  Section 1.2 CONSIDERATION. This Assignment is made in consideration of that certain loan made by Lender to Borrower evidenced by the Note and secured by that certain mortgage and security agreement, deed of trust and security agreement, deed to secure debt and security agreement or similar real estate security instrument given by Borrower to or for the benefit of Lender, dated the date hereof, in the principal sum of SEVEN MILLION TWO HUNDRED FIFTY and 00/100 DOLLARS ($7,250,000.00), covering the Property and intended to be duly recorded (the "Security Instrument"). The principal sum, interest and all other sums due and payable under the Note, the Security Instrument, this Assignment and the Other Security Documents (defined below) are collectively referred to as the "Debt". The documents other than this Assignment, the Note or the Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender which wholly or partially secure or guarantee payment of the Debt are referred to herein as the "Other Security Documents".

                         ARTICLE 2 - TERMS OF ASSIGNMENT

                  Section 2.1 PRESENT ASSIGNMENT AND LICENSE BACK. It is intended by Borrower that this Assignment constitute a present, absolute assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only. Nevertheless, subject to the terms of this Section , Lender grants to Borrower a revocable license to collect and receive the Rents and other sums due under the Lease Guaranties. Borrower shall hold the Rents and all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

                  Section 2.2 NOTICE TO LESSEES. Borrower hereby agrees to authorize and direct the lessees named in the Leases or any other or future lessees or occupants of the Property and all Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of the Security Instrument and that a Default (defined below) exists, and to continue so to do until otherwise notified by Lender.

                  Section 2.3 INCORPORATION BY REFERENCE. All representations, warranties, covenants, conditions and agreements contained in the Security Instrument as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

                              ARTICLE 3 - REMEDIES

                  Section 3.1 REMEDIES OF LENDER. Upon or at any time after the occurrence of a default under this Assignment or an Event of Default (as defined in the Security Instrument) (a "Default"), the license granted to Borrower in
Section 2.1 of this Assignment shall automatically be revoked, and Lender shall, without limitation on its rights under A.R.S. ss. 33- 702(B), immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property. In addition, Lender may, at its option, without waiving such Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Borrower and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Lender and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and reasonable attorneys' fees. In addition, upon the occurrence of a Default, Lender, at its option, may (1) complete any construction on the Property in such manner and form as Lender deems advisable, (2) exercise all rights and powers of Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties,
(3) either require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Borrower or (4) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

                  Section 3.2 OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Note, the Security Instrument, or the Other Security Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Debt and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Borrower under this Assignment, the Note, the Security Instrument, the Other Security Documents or otherwise with respect to the loan secured hereby in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Note, the Security Instrument, or any of the Other Security Documents (provided, however, that the foregoing shall not be deemed a waiver of Borrower's right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Borrower's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding). For the purpose of A.R.S. ss. 33-702 (B), this Assignment shall be deemed to be a "mortgage" or "trust deed," and Lender's rights shall include, but shall not be limited to, those rights and methods of enforcement enumerated therein.

                  Section 3.3 OTHER SECURITY. Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

                  Section 3.4 NON-WAIVER. The exercise by Lender of the option granted it in Section of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Borrower under the Note, the Security Instrument, the Leases, this Assignment or the Other Security Documents. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Borrower shall not be relieved of Borrower's obligations hereunder by reason of
(a) the failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Security Instrument, the Note or the Other Security Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Security Instrument or the Other Security Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

                  Section 3.5 BANKRUPTCY. (a) Upon or at any time after the occurrence of a Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

                   (b) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

                  ARTICLE 4 - NO LIABILITY, FURTHER ASSURANCES

                  Section 4.1 NO LIABILITY OF LENDER. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the

Property after a Default or from any other act or omission of Lender in managing the Property after a Default unless such loss is caused by the willful misconduct and bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Borrower shall, and hereby agrees, to indemnify Lender for, and to hold Lender harmless from, and to be responsible for, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by this Assignment and by the Security Instrument and the Other Security Documents and Borrower shall reimburse Lender therefor immediately upon demand and upon the failure of Borrower so to do Lender may, at its option, declare all sums secured by this Assignment and by the Security Instrument and the Other Security Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property, including without limitation the presence of any Hazardous Substances (as defined in the Security Instrument), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

                  Section 4.2 NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

                  Section 4.3 FURTHER ASSURANCES. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

                          ARTICLE 5 - SECONDARY MARKET

                  Section 5.1 TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Assignment and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any credit rating agency rating such Securities (collectively, the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any guarantor, any indemnitor, and the Property, whether furnished by Borrower, any guarantor or otherwise, as Lender determines necessary or desirable. Borrower, any guarantor and any indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section, including, without limitation, the delivery of an estoppel certificate required in accordance with Subsection 7.4(c) of the Security Instrument and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower, any guarantor and any indemnitor consent to Lender furnishing to such Investors or such prospective Investors any and all information concerning the Property, the Leases, the financial condition of Borrower, any guarantor and any indemnitor as may be requested by Lender, any Investor or any prospective Investor in connection with any sale, transfer or participation interest.

                      ARTICLE 6 - MISCELLANEOUS PROVISIONS

                  Section 6.1 CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Security Instrument, the terms of the Security Instrument shall prevail.

                  Section 6.2 NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  Section 6.3 CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word "Borrower " shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by the Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, the phrases "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder, and the word "Debt" shall mean the principal balance of the Note with interest thereon as provided in the Note and the Security Instrument and all other sums due pursuant to the Note, the Security Instrument, this Assignment and the Other Security Documents; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  Section 6.4 AUTHORITY. Borrower represents and warrants that it has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower or the Property.

                  Section 6.5 INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

                  Section 6.6 DUPLICATE ORIGINALS; COUNTERPARTS. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                  SECTION 6.7 CHOICE OF LAW. THIS ASSIGNMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS ASSIGNMENT, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

                  Section 6.8 TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt and the delivery and recording of a satisfaction or discharge of Security Instrument duly executed by Lender, this Assignment shall become and be void and of no effect.

                  Section 6.9 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:              Camelback Plaza Development L.C.
                             2401 West 1st Street
                             Tempe, Arizona  85281
                             Attention: James W. Brown
                             Facsimile No. (602) 912-0480

With a copy to:              Ridenour, Swenson, Cleere & Evans, P.C.
                             302 North First Avenue, Suite 900
                             Phoenix, Arizona 85003
                             Attention: Gerard R. Cleere, Esq.
                             Facsimile No. (602) 254-8670

If to Lender:                Boston Capital Mortgage Company Limited Partnership
                             One Boston Place, Suite 2100
                             Boston, Massachusetts 02108
                             Attention: Ms. Kathie Valyeau
                             Facsimile No. (617) 624-8999

With a copy to:              Thacher Proffitt & Wood
                             2 World Trade Center, 40th Floor
                             New York, New York 10048
                             Attention: Donald F. Simone, Esq.
                             Facsimile No. (212) 912-7751

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 6.9, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

                  Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  SECTION 6.10 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE,
RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS ASSIGNMENT, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                  Section 6.11 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Assignment brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  Section 6.12 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

                  Section 6.13 HEADINGS, ETC. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  Section 6.14 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  Section 6.15 SOLE DISCRETION OF LENDER. Wherever pursuant to this Assignment (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                  Section 6.16 COSTS AND EXPENSES OF BORROWER. Wherever pursuant to this Assignment it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether with respect to retained firms, the reimbursement of the expenses for in-house staff or otherwise.

                              ARTICLE 7-DEFINITIONS

         The terms set forth below are defined in the following Sections of this
Assignment:

(a)      Assignment:  Preamble;
         -----------

(b)      Attorneys' Fees:  Article 6, Section 6.3;
         ----------------

(c)      Bankruptcy Claims:  Article 1, Subsection 1.1(d);
         ------------------

(d)      Bankruptcy Code:  Article 1, Subsection 1.1(d);
         ----------------

(e)      Borrower:  Preamble and Article 6, Section 6.3;
         ---------

(f)      Business Day:  Article 6, Section 6.9;
         -------------

(g)      Counsel Fees:  Article 6, Section 6.3;
         -------------

(h)      Debt:  Article 6, Section 6.3;
         -----

(i)      Default:  Article 3, Section 3.1;
         --------

(j)      Investor:  Article 5, Section 5.1;
         ---------

(k)      Lease Guaranties:  Article 1, Subsection 1.1(e);
         -----------------

(l)      Lease Guarantor:  Article 1, Subsection 1.1(e);
         ----------------

(m)      Lease Guaranty:  Article 1, Subsection 1.1(e);
         ---------------

(n)      Leases:  Article 1, Subsection 1.1(b);
         -------

(o)      Lender:  Preamble and Article 6, Section 6.3;
         -------

(p)      Note:  Recitals and Article 6, Section 6.3;
         -----

(q)      Other Security Documents:  Article 1, Section 1.2;
         -------------------------

(r)      Person:  Article 6, Section 6.3;
         -------

(s)      Property:  Article 1, Subsection 1.1(a) and Article 6, Section 6.3;
         ---------

(t)      Rents:  Article 1, Subsection 1.1(c); and
         ------

(u)      Security Instrument:  Article 1, Section 1.2.
         --------------------

                  THIS ASSIGNMENT, together with the covenants and warranties therein contained, shall inure to the benefit of Lender and any subsequent holder of the Security Instrument and shall be binding upon Borrower, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

                  IN WITNESS WHEREOF, Borrower has executed this instrument the day and year first above written.

                                        CAMELBACK PLAZA DEVELOPMENT L.C., an
                                        Arizona limited liability company

                                        By:    PERFORMANCE CAMELBACK
                                               DEVELOPMENT CORP., an Arizona
                                               corporation, its managing member


                                               By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                 ACKNOWLEDGEMENTS

STATE OF_______         )
                        SS.
COUNTY OF________       )




                   This instrument was acknowledged before me the undersigned notary public this ______day of____________, 1996, by________________________as
President of PERFORMANCE CAMELBACK DEVELOPMENT CORP., an Arizona corporation, as Managing Member of CAMELBACK PLAZA DEVELOPMENT, L.C., an Arizona limited liability company with full powers to so do.



                                                       -------------
                                                       Notary Public



My commission expires:___________________

                                    EXHIBIT A

                          Legal Description of Property


                                (to be attached)